SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

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Filed by a Party other than the Registrant [  ]

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    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         CHAMPION FINANCIAL CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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                   (Name of Person(s) Filing Proxy Statement)

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    previously.  Identify the previous filing by registration  statement number,
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
                         CHAMPION FINANCIAL CORPORATION
                          9495 East San Salvador Drive
                            Scottsdale, Arizona 85258


Dear Shareholders:

         You are cordially invited to attend the 1998 Annual Shareholders Meeting. The meeting will be held on Thursday, October 8, 1998, at the offices of our subsidiary, HealthStar, Inc., at 8745 West Higgins Road, Suite 300, Chicago, Illinois. The meeting will begin at 10:00 a.m.

         The formal notice of the meeting follows on the next page. No admission tickets or other credentials will be required for attendance at the meeting.

         Directors and officers are expected to be available before and after the meeting to speak with you. During the meeting, we will answer your questions regarding our business affairs and will consider the matters explained in the notice and proxy statement that follow.

         Please vote, sign and return the enclosed proxy card as soon as possible, whether or not you plan to attend the meeting. Your vote is important.

                                        Sincerely,



                                        Gerald E. Finnell
                                        Chairman of the Board

                                        Stephen J. Carder
                                        President & Chief Executive Officer

                         CHAMPION FINANCIAL CORPORATION
                          9495 East San Salvador Drive
                            Scottsdale, Arizona 85258

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON OCTOBER 8, 1998

                          -----------------------------

To the Shareholders:

         We will hold the Annual Meeting of Shareholders of Champion Financial Corporation, a Utah corporation (the "Company") at the offices of our subsidiary, HealthStar, Inc., at 8745 West Higgins Road, Suite 300, Chicago,
Illinois, on Thursday, October 8, 1998, at 10:00 a.m., local time, for the following purposes:

         1. To elect four (4) directors to serve until the next annual meeting of shareholders of the Company and until their successors are elected and qualified. The four (4) nominees for director are Gerald E. Finnell, Stephen J. Carder, Gary L. Nielsen and Jon M. Donnell;

         2. To adopt the 1998 Stock Option Plan;

         3. To adopt the 1998 Employee Stock Purchase Plan;

         4. To approve a reverse stock split of the Company's outstanding common stock;

         5. To approve the reincorporation of the Company from Utah to Delaware;

         6. To ratify KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending March 31, 1999; and

         7. To consider any other matters which properly may come before the meeting or any adjournments or postponements of the meeting.

         Only shareholders of record at the close of business on August 19, 1998 are entitled to receive notice of and to vote at the meeting. A list of shareholders entitled to vote will be available for examination at the meeting by any shareholder for any purpose germane to the meeting. The list will also be available for the same purpose for ten (10) days prior to the meeting at our principal executive offices at 9495 East San Salvador Drive, Scottsdale, Arizona 85258.

         We  have  enclosed  our  1998  annual   report,   including   financial
statements, and the proxy statement with this notice of annual meeting.

         To assure your representation at the meeting, please vote, sign, date and return the enclosed proxy as soon as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she previously has returned a proxy. Your proxy is being solicited by the Board of Directors.

                                        Sincerely,


                                        /s/ Stephen J. Carder
                                        President
Scottsdale, Arizona
August 24, 1998

                         CHAMPION FINANCIAL CORPORATION
                          9495 East San Salvador Drive
                            Scottsdale, Arizona 85258


                           ANNUAL SHAREHOLDERS MEETING

                                 PROXY STATEMENT

                             -----------------------

Annual Meeting: October 8, 1998 at 10:00 a.m., CST, at the offices of the Company's subsidiary, HealthStar, Inc., located at 8745 West Higgins Road, Suite 300, Chicago, Illinois.

Record Date: Close of business on August 19, 1998. If you were a shareholder at that time, you may vote at the meeting. Each share is entitled to one vote. You may not cumulate votes. As of the record date, we had 6,769,903 shares of our common stock outstanding.

Agenda:

         1. To elect four (4) directors to serve until the next annual meeting of shareholders of the Company and until their successors are elected and qualified. The four (4) nominees for director are Gerald E. Finnell, Stephen J. Carder, Gary L. Nielsen and Jon M. Donnell;

         2. To adopt the 1998 Stock Option Plan;

         3. To adopt the 1998 Employee Stock Purchase Plan;

         4. To approve a reverse stock split of the Company's outstanding common stock;

         5. To approve the reincorporation of the Company from Utah to Delaware;

         6. To ratify KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending March 31, 1999; and

         7. To consider any other matters which properly may come before the meeting or any adjournments or postponements of the meeting.

Proxies: Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies "for" the Board's nominees and "for" agenda items 2 through 6. The Board or proxy holders will use their discretion on other matters. If a nominee cannot or will not serve as a director, the Board or proxy holders will vote for a person whom they believe will carry on our present policies.

Proxies Solicited By:  The Board of Directors.

Mailing Date:  We anticipate mailing this proxy statement on August 24, 1998.

Revoking Your Proxy: You may revoke your proxy before it is voted at the meeting. To revoke, follow the procedures described on page 36 under "Voting Procedures/Revoking Your Proxy."

                      Please Vote - Your Vote Is Important

                                    CONTENTS

General Information........................................................    1
*Proposal 1 - Election of Directors........................................    2
Board Information..........................................................    3
Executive Compensation and Other Information...............................    4
Security Ownership of Certain Beneficial Owners and Management.............    7
Section 16(a) Beneficial Ownership Reporting Compliance....................    8
*Proposal 2 - Adoption of 1998 Stock Option Plan...........................    8
*Proposal 3 - Adoption of 1998 Employee Stock Purchase Plan................   13
*Proposal 4 - Approval of Reverse Stock Split..............................   18
*Proposal 5 - Reincorporation of the Company...............................   21
*Proposal 6 - Ratification of Appointment of Independent Auditors..........   36
Voting Procedures/Revoking Your Proxy......................................   36
Submission of Shareholder Proposals........................................   37
Annual Report..............................................................   37
Other Matters..............................................................   38

-------

*  We expect to vote on these items at the meeting.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

Board Structure: The Bylaws of the Company currently provide that the Board of Directors shall have five (5) members until the Board shall determine otherwise. There are four (4) directors currently serving in office, and there is one (1) vacancy on the Board resulting from the resignation of a director in February 1998. The Company does not intend to fill such vacancy at the annual meeting of shareholders on October 8, 1998.

Board Nominees: The nominees for election as directors at the meeting are all incumbent directors of the Company. Each of the nominees has consented to serve as a director if elected.

         Gerald E. Finnell has been a Director of the Company since June 1997. In April 1998, Mr. Finnell was elected Chairman of the Board. Mr. Finnell was a partner with the public accounting firm of KPMG Peat Marwick LLP from 1970 to 1995, and served on its Board of Directors from 1987 to 1994. Mr. Finnell also serves as a Director of Westminster Capital, Inc. of Beverly Hills, California. Age 58.

         Stephen J. Carder has been President, Chief Executive Officer and Director since April 1998. Prior to April 1998, Mr. Carder served as Executive Vice President, Chief Financial Officer/Treasurer and Secretary of the Company. Prior to that Mr. Carder was principally employed since 1994 as Executive Vice President and Chief Operating Officer of National Property and Casualty Corporation. From 1989 to 1994, Mr. Carder served as Vice President of

Finance and Administration for the Del Webb Development Corporation, a subsidiary of Del Webb Corporation, a NYSE company that develops and markets active adult communities. Mr. Carder served as Vice President of Finance for National Health Benefits Corporation from 1987 to 1988. Prior to 1987, Mr. Carder served as Vice President of Finance and Administration for First American Health Concepts, a publicly traded corporation listed on NASDAQ, which markets and administers a national vision program. Age 43.

         Gary L. Nielsen has been a Director of the Company since June 1997. Mr. Nielsen is the Vice President Finance and Chief Financial Officer of Best Western International, Inc. and has held that position since May 1996. From October 1986 to May 1996, Mr. Nielsen was Vice President and Treasurer of Giant Industries, Inc. Age 55.

         Jon M. Donnell has been a director of the Company since June 1998. Mr. Donnell is the Chief Operating Officer of Dominion Homes, Inc. and has held that position since 1997. From 1995 to 1997, Mr. Donnell was the Chief Financial Officer for Dominion Homes. Prior to working for Dominion Homes, Mr. Donnell was with the Del Webb Corporation for 11 years. Mr. Donnell also serves on the Board of Directors of Dominion Homes. Age 38.

The Board of Directors recommends that you vote "FOR" these nominees.


Other Executive Officers: The following biographical information is furnished with respect to each of the executive officers of the Company who are not nominees for election as a director at the meeting.

         Steven L. Lange has been Vice President Sales and Marketing for the Company since May 1998. Prior to that Mr. Lange was Vice President of Sales and Marketing for HealthStar, Inc. ("HealthStar") which he joined in 1995. Prior to joining HealthStar, Mr. Lange worked for National Accident Insurance Underwriters, Inc. and Stewart Smith MidAmerica, Inc. Age 37.

         Kevin J. Ryan has been Vice President/General Counsel and Secretary since December 1997. Mr. Ryan was previously Vice President and Legal Counsel for HealthStar. Mr. Ryan joined HealthStar in 1992. Prior to joining HealthStar, Mr. Ryan was associated with the law firm of Chuhak & Tecson, P.C. from 1987 until 1992 representing corporate health care clients. From 1980 until 1987, Mr. Ryan was employed by Ingalls Memorial Hospital in various administrative capacities, most recently as Director of Planning. Age 41.

                                BOARD INFORMATION

Board Meetings: During the Company's last fiscal year, the Board held a total of four (4) regular and/or special meetings. Each incumbent director of the Company attended all Board meetings during the Company's last fiscal year and all meetings of any Board committees on which he served.

Board Committees: The Board established an Audit Committee and a Compensation Committee in June 1997. Gerald E. Finnell and Gary L. Nielsen, who are non-employee directors, are the members of those committees. Mr. Finnell serves as the Chairman of the Audit Committee, and Mr. Nielsen serves as the Chairman of the Compensation Committee.

         The Audit Committee recommends appointment of the Company's independent auditors. It also approves audit reports and plans, accounting policies, financial statements and internal controls, and meets with management and the independent auditors to review the results and scope of the audit and the services provided by the independent auditors. The audit committee met once during the Company's last fiscal year.

         The Compensation Committee manages executive officer compensation and administers the Company's compensation and incentive plans. The Compensation Committee did not hold any formal meetings during the Company's last fiscal year. However, the Committee did meet in June 1998 to review compensation issues, and to review and approve the Company's proposed 1998 Stock Option Plan and 1998 Employee Stock Purchase Plan.

         The Board does not have a nominating committee. The entire Board performs those functions.

Board Compensation:

         Non-employee directors receive an $8,000 annual retainer. In addition, except as otherwise provided below, non-employee directors receive $1,000 for each Board meeting, and $500 for each committee meeting, that they attend; provided that the Chairman of the Board, who is a non-employee director, is entitled to receive an additional $250 fee for each Board meeting and Committee meeting that he attends. The fee for attendance at telephonic meetings is one-half (1/2) of the applicable rate specified above. The Company also reimburses directors for any expenses related to their Board service. Directors who also are officers of the Company do not receive any separate compensation for serving as directors.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following table summarizes information regarding compensation paid for all services rendered to the Company in all capacities during the last three
(3) completed fiscal years by the Company's Chief Executive Officer and certain executive officers of the Company. No other executive officers of the Company received compensation in excess of $100,000 during the fiscal year ended March 31, 1998.

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation
                               -------------------

                                                                                   All Other
Name and Principal Position              Fiscal Year     Salary       Bonus     Compensation(1)
---------------------------              -----------     ------       -----     ---------------

Stephen J. Carder,(2)                        1998       $135,000     $20,000        $12,000
     Executive Vice President, Chief         1997         83,750      33,500          7,800
     Financial Officer and Director          1996         55,000      43,350          7,600

Steven L. Lange,                             1998        110,000      10,000          2,425
     Vice President, Sales and               1997         95,000       2,500          6,983
     Marketing                               1996         95,000       7,300          3,000

Kevin J. Ryan,                               1998        132,500      10,000          2,425
     Vice President, General Counsel         1997        132,500       2,500          3,000
                                             1996        125,000       8,250          7,184

Paul F. Caliendo(3)                          1998        135,000           0         12,000
                                             1997         83,750      33,500          9,420
                                             1996         55,000      43,350          7,600

-------------------

(1) The Company pays each of its executive officers an automobile allowance each month and pays or reimburses its executive officers for business-related expenses. The Company also provides certain health insurance benefits for all full time employees, including its officers. Champion's officers do not receive additional compensation for serving as directors of the Company.

(2) Mr. Carder was elected the Company's President and Chief Executive Officer on April 16, 1998.

(3) Mr. Caliendo served as the Company's Chairman, President and Chief Executive Officer until April 16, 1998.

         The Company did not grant any stock options or other stock-based compensation in fiscal year 1997. No executive officers or directors of the Company currently hold stock options or other stock-based incentives, with the exception of Stephen L. Lange who was granted stock options pursuant to his Compensation Agreement with the Company as discussed below.

Employment Contracts and Arrangements

         Steven L. Lange: The Company and Mr. Lange entered into a Compensation Agreement dated May 1, 1998 (the "Lange Agreement"), which sets forth the terms and conditions of Mr. Lange's compensation for his service as the Company's Vice President of Sales and Marketing. The Lange Agreement is effective for the period commencing on May 1, 1998 and ending on April 30, 1999.

         The Lange Agreement provides that Mr. Lange will be paid a base salary of $90,000 during the term of the Lange Agreement, plus a monthly commission equal to three tenths of one percent (.003%) of managed care cash receipts, i.e., capitated fees, percentage of savings fees, workers compensation fees and non-par fees ("Managed Care Cash Receipts"); provided that, for each fiscal quarter that Managed Care Cash Receipts exceed $4,500,000, Mr. Lange shall receive an additional commission equal to two percent (2%) of such Managed Care Cash Receipts in excess of $4,500,000. The Lange Agreement also provides that Mr. Lange shall receive a car allowance of $500 per month.

         As of May 1, 1998, Mr. Lange was granted options to purchase 10,000 shares of the Company's Common Stock at a purchase price of $3.125 per share, which options become exercisable on May 1, 1999 and expire on April 30, 2000; provided that Mr. Lange must be actively employed with the Company on the date of exercise. On May 1, 1999, Mr. Lange will be granted options for an additional 10,000 shares at the same purchase price provided that he is employed with the Company on April 30, 1999. This second set of options become exercisable on November 1, 1999 and expire on April 30, 2000; provided that Mr. Lange must be actively employed by the Company on the date of exercise. The shares covered by such options are restricted stock and may only be disposed of in accordance with Federal securities laws.

         The Lange Agreement may be terminated by the Company for "cause." The term "cause" is defined to include commission of a fraudulent, illegal or dishonest act adversely affecting the Company. If the Lange Agreement is terminated by the Company for "cause," or if Mr. Lange voluntarily resigns during the Term, he forfeits all commissions which may be due as of the termination date or which may become due thereafter.

         Kevin J. Ryan: The Company and Mr. Ryan entered into a Compensation Agreement dated June 15, 1998 (the "Ryan Agreement"), which sets forth the terms and conditions of Mr. Ryan's compensation for his service as the Company's Vice President and General Counsel. The Ryan Agreement is effective for the period commencing on June 8, 1998 and ending on May 31, 1999. The Ryan Agreement provides that Mr. Ryan will be paid a base salary of $140,000 during the term of the Ryan Agreement. The Ryan Agreement also provides that Mr. Ryan shall receive a car allowance of $500 per month.

         The Ryan Agreement may be terminated by the Company for "cause." The term "cause" is defined to include commission of a fraudulent, illegal or dishonest act adversely affecting the Company. If the Ryan Agreement is terminated by the Company for "cause," or if Mr. Ryan voluntarily resigns during the term, all compensation under the Ryan Agreement shall cease as of the date of termination.

         Darren T. Horndasch: Mr. Horndasch is the current Vice President and Chief Operating Officer of HealthStar, Inc., a wholly-owned subsidiary of the Company ("HealthStar"). Mr. Horndasch joined HealthStar on July 6, 1998. HealthStar and Mr. Horndasch entered into a Compensation Agreement dated July 6, 1998 (the "Horndasch Agreement"), which sets forth the terms and conditions of Mr. Horndasch's compensation for his service to HealthStar. The Horndasch Agreement is effective for the period commencing on July 6, 1998 and ending on June 30, 1999.

         The Horndasch Agreement provides that Mr. Horndasch will be paid a base salary of $180,000 during the term of the Horndasch Agreement. In addition, effective as of July 14, 1998, Mr. Horndasch received 5,000 shares of Common Stock of the Company as additional compensation. The market price for such shares was $3 3/8 per share as of the date of grant. The Horndasch Agreement further provides that Mr. Horndasch shall receive a car allowance of $500 per month.

         The Horndasch Agreement may be terminated by HealthStar, without notice, for "cause." The term "cause" is defined to include commission of a fraudulent, illegal or dishonest act adversely affecting HealthStar. If the Horndasch Agreement is terminated by HealthStar for "cause," or if Mr. Horndasch voluntarily resigns during the Term, then at the option of HealthStar and subject to Illinois law, Mr. Horndasch shall forfeit any amount that may be due under the Horndasch Agreement as of the termination date or which may come due thereafter. HealthStar also may terminate the Horndasch Agreement "without cause" upon ninety (90) days prior written notice to Mr. Horndasch.

         Non-competition agreeements: As a condition of employment, senior management personnel of the Company all have executed non-competition and non-disclosure agreements for the benefit of the Company.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of March 31, 1998, for (i) each executive officer of the Company; (ii) each director of the Company; (iii) all executive officers and directors of the Company as a group; and (iv) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Common Stock.

                                                 Shares               Percentage of
Beneficial Owner(1)                         Beneficially Owned(2)   Outstanding Shares
-------------------                         ---------------------   ------------------
Officers and Directors:
         Gerald E. Finnell .................              0                    *
         Stephen J. Carder .................      1,100,000               18.78%
         Gary L. Nielsen ...................              0                    *
         Jon M. Donnell ....................          1,000                    *
         Steven L. Lange ...................              0                    *
         Kevin J. Ryan .....................              0                    *
All six officers and directors as a group         2,601,000 (3)           44.42%

5% Holders:
         InfoPlan Partners(3) ..............      1,500,000               20.49%
         Paul F. Caliendo ..................        915,000               15.63%
         Thomas H. Stateman ................        382,500                6.53%

*        Indicates less than one percent (1.0%).

(1)      Unless otherwise indicated,  the address of the beneficial owner is c/o
         Champion   Financial   Corporation,   9495  East  San  Salvador  Drive,
         Scottsdale,  Arizona  85258.

(2) Beneficial ownership is determined with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to stock options and warrants currently exercisable or exercisable within sixty
         (60) days are deemed to be outstanding for computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of capital stock shown beneficially owned by them.

(3) The Board of Directors was granted voting control over 1,500,000 shares of Common Stock owned by InfoPlan Partners, LLC and its related parties pursuant to an Irrevocable Proxy by InfoPlan Partners and related parties dated April 16, 1998. The proxy gave to the Company's Board of Directors the right to vote all such shares at the Annual Meeting of the Shareholders of the Company to be conducted in calendar year 1998.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based on a review of reports filed by our directors, executive officers and beneficial holders of ten percent (10%) or more of our shares, and based upon representations from those persons, all SEC stock ownership reports required to be filed by those reporting persons during the Company's most recent fiscal year were timely made.

               PROPOSAL 2 - ADOPTION OF THE 1998 STOCK OPTION PLAN

         There will be presented to the meeting a proposal to adopt the 1998 Stock Option Plan of the Company (the "Stock Option Plan"). The proposal to adopt the Stock Option Plan was adopted by the Board of Directors on August 18, 1998. The Stock Option Plan is intended to promote the interests of the Company and the shareholders by providing executive and key management employees, non-employee directors, and consultants and other independent contractors who provide valuable services to the Company or its subsidiaries, with the opportunity to acquire stock ownership interests in the Company as an incentive to remain in service to the Company or its subsidiaries, and to put forth maximum efforts for the success of the Company and its subsidiaries. Approximately twenty-five (25) of the Company's officers and executive and key management employees will be eligible to participate in the Stock Option Plan. In addition, the Company currently has three (3) non-employee directors who will be entitled to participate in the Stock Option Plan. There currently are no consultants of the Company who have been determined to be eligible to participate in the Stock Option Plan.

         The text of the Stock Option Plan is set forth as Exhibit A to this Proxy Statement. The following is a summary of the principal features of the Stock Option Plan and does not purport to be complete. Shareholders are urged to read the Stock Option Plan in its entirety. This summary is subject to and qualified in its entirety by reference to the Stock Option Plan. Any capitalized terms which are used in this summary description but not defined here or elsewhere in this Proxy Statement have the meanings assigned to them in the Stock Option Plan.

Stock Option Grant

         Stock options awarded under the Stock Option Plan may be either incentive stock options ("ISOs"), which are intended to meet the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options ("NSOs"), which do not meet the requirements of
Section 422 of the Code. ISOs may be granted to employees of the Company and its subsidiaries, including officers and other key personnel. NSOs may be granted to non-employee directors, employees (including officers and other key management personnel) and consultants of the Company and its subsidiaries. The Stock Option Plan provides that Stock Appreciation Rights ("SARs") also may be awarded in connection with any ISOs or NSOs granted under the Stock Option Plan, either on the date of grant or at any time thereafter prior to the exercise, termination or expiration of the related options.

         Under the Stock Option Plan, options to purchase a maximum of 500,000 shares of the Company's Common Stock may be granted to the Company's directors, officers, key management personnel and consultants. The exercise price for any option granted under the Stock Option Plan shall be determined on the date of grant; provided that with respect to an ISO, the option price may not be less than one hundred percent (100%) (one hundred ten percent (110%) if the ISO is granted to a shareholder who at the time the option is granted owns stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Company) of the fair market value of the Common Stock at the time the option is granted. Payment for the shares issued upon exercise of an option shall be made in full in cash or, if the Compensation Committee, in its sole discretion, permits, by delivery of previously acquired shares of Common Stock of the Company.

Administration of the Stock Option Plan

         The Stock Option Plan will be administered by the Compensation Committee of the Board of Directors which shall have the power and authority to
(i) grant options (ii) determine the number of options to be granted, the term and exercise price of each such option, the number of shares of common stock to be covered thereby and any vesting standards applicable to such options; (iii) determine whether such options will be ISOs or NSOs; (iii) award SARs in tandem with such options; and (iv) determine which directors, officers, key personnel and service providers will be granted options.

Term of Options and Vesting

         The term of each ISO shall not exceed ten (10) years from the date it is granted; provided that if an ISO is granted to a shareholder who at the time the option is granted owns stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, such ISO shall not be exercisable after the date which is five (5) years from the date of grant. The term of each NSO granted under the Stock Option Plan shall be determined by the Compensation Committee at the date of grant.

         Unless otherwise provided in a particular Option Agreement, each option granted under the Stock Option Plan shall become exercisable one (1) year following the date of grant with respect to thirty-three and one-third percent (33 1/3%) of the shares covered thereby, two (2) years following the date of grant with respect to the remaining thirty-three and one-third percent (33 1/3%) of the shares covered thereby, and three (3) years following the date of grant with respect to the remaining thirty-three and one-third (33 1/3%) of such shares. The Compensation Committee may, in its sole discretion, (i) establish performance objectives which must be achieved as a condition to vesting, in addition to the expiration of the vesting period, or (ii) accelerate or decelerate the vesting period for any option at any time.

         The Stock Option Plan shall terminate on the tenth (10th) anniversary of the date of its adoption by the Board of Directors.

Stock Appreciation Rights

         An SAR is exercisable only to the extent that the related option is exercisable, and only for such period as the Compensation Committee shall determine. Upon exercise of all or a portion of an option, the related SARs, if any, shall be canceled with respect to an equal number of shares of Common Stock, and upon exercise of all or a portion of an SAR, the related option shall be canceled with respect to an equal number of shares of Common Stock.

         An SAR permits the holder to take advantage of increases in the fair market value of the Common Stock by surrendering unexercised options (or any portion thereof) to the Company in exchange for shares having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one (1) share as of the SAR exercise date over (ii) the option price per share, multiplied by (B) the total number of shares covered by the option (or portion thereof) being surrendered. At the discretion of the Compensation Committee, obligations of the Company arising out of the exercise of an SAR may be settled entirely or partially in cash in an amount equal to the fair market value of the shares it otherwise would be obligated to deliver.

Cessation of Service

         Upon cessation of service as an employee, non-employee director or consultant of the Company or one of its subsidiaries (for reasons other than death or disability), vested options must be exercised within thirty (30) days after cessation of service (but in no event after the end of the option period), unless, in the case of an NSO, the exercise period is extended by the Compensation Committee. Notwithstanding the foregoing, if the employment or other service relationship is terminated by the Company for "cause," the grantee forfeits all rights to exercise vested options as of the date of termination. "Cause" is defined as (i) conviction of a felony, (ii) the knowing and continued failure to substantially perform his or her duties (other than as a result of physical or mental illness) for a period of fifteen (15) days following notice from the Company of such failure, or (iii) the knowing commission of one or more acts of misconduct which are materially injurious to the Company.

         In the event that a grantee's employment or service as a non-employee director or consultant of the Company or one of its subsidiaries is terminated as a result of the disability of grantee (within the meaning of Section 22(e)(3) of the Code), vested options and SARs must be exercised within twelve (12) months after cessation of service (but in no event after the end of the option period), unless, in the case of an NSO, the exercise period is extended by the Compensation Committee.

         If a grantee dies while employed by, or serving as a non-employee director or consultant of the Company or one of its subsidiaries (or within thirty (30) days following the termination of such relationship), vested options and SARs may be exercised, by grantee's estate or by the person who acquires the right of exercise by bequest or inheritance, within one (1) year following the date of grantee's death (but in no event after the end of the option period), unless, in the case of an NSO, the exercise period is extended by the Compensation Committee.

         Unless accelerated by the Compensation Committee, nonvested options and SARs shall terminate upon a grantee's cessation of service with the Company or one of its subsidiaries for any reason whatsoever.

Change in Control

         In the event of a "Change in Control," all options and SARs previously granted under the Stock Option Plan shall be automatically accelerated, and the option holders shall be immediately entitled to exercise such options and/or SARs.

         A "Change in Control" shall be deemed to occur if (i) any person (other than an existing shareholder of the Company as of the effective date of the Stock Option Plan) acquires, directly or indirectly, fifty percent (50%) or more of the Company's outstanding Common Stock; (ii) all or substantially all of the Company's assets are sold or otherwise disposed of to any other corporation or entity (other than a corporation or entity at least fifty percent (50%) of the stock or voting power of which are owned after the transaction by persons who were shareholders of the Company immediately prior to such transaction; (iii) there shall be consummated any merger, consolidation or other business combination of the Company with or into any other person or entity (unless the shareholders of the Company immediately prior to the transaction own, after the transaction, fifty percent (50%) or more of the voting power of the Company or the surviving or acquiring corporation or entity, as the case may be); (iv) less than two-thirds (2/3) of the Board of Directors of the Company consists of individuals who were member of the Board on the effective date of the Stock Option Plan or any successor to any such incumbent director who is nominated or elected to succeed such incumbent director by a majority of the continuing directors; or (v) the shareholders of the Company approve a plan for the complete liquidation of the Company.

Amendment or Termination of the Stock Option Plan

         The Compensation Committee may amend, suspend or terminate the Stock Option Plan at any time, except that approval by the Company's shareholders is required for any amendment that increases the aggregate number of shares which may be issued pursuant to the Stock Option Plan, changes the class of persons eligible to receive such options, modifies the period within which the options may be granted, modifies the period within which the options may be exercised or the terms upon which options may be exercised, or increases the material benefits accruing to the participants under the Stock Option Plan.

Summary of Federal Income Tax Consequences of the Stock Option Plan

         The following discussion of the principal federal income tax consequences of transactions under the Stock Option Plan is intended to be a summary of applicable federal law. This summary does not describe all federal tax consequences, nor does it describe state, local or foreign tax consequences, which may differ. The summary is based on the Code, applicable

Treasury Regulations promulgated thereunder, judicial authorities and current administrative rulings and practices in effect on the date of this Proxy Statement, all of which are subject to change at any time, possibly with retroactive effect. Each participant in the Stock Option Plan is urged to consult his or her own tax advisor concerning the tax consequences of the grant and exercise of options and the sale or other disposition of shares received upon the exercise of options.

         A grantee of an ISO will not recognize taxable income upon either the grant or the exercise of such ISO. The grantee will recognize a long-term capital gain or loss upon the disposition of the shares acquired upon exercise of the ISO, provided that the grantee does not dispose of such shares for a period of two (2) years after the ISO was granted or within one (1) year after the shares actually were transferred to the grantee. If the grantee satisfies both of the foregoing holding period requirements, then the Company will not be allowed a deduction by reason of the grant or exercise of an ISO.

         As a general rule, if the grantee disposes of the shares before satisfying both holding period requirements (a "disqualifying disposition"), the gain recognized by the grantee on such disposition will be taxed as ordinary income to the extent of the difference between (i) the lesser of the fair market value of the shares on the date of exercise or the amount received for the shares in the disqualifying disposition, and (ii) the grantee's tax basis in the shares (which will generally be equal to the option price), and the Company will be entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income on a disqualifying disposition, will be long-term or short-term capital gain, depending on the length of time that the grantee held the shares prior to the disqualifying disposition.

         The amount by which the fair market value of a share at the time of exercise exceeds the option price will be included in the computation of the grantee's "alternative minimum taxable income" in the year the grantee exercises the ISO. The grantee's tax basis in the shares for purposes of the alternative minimum tax will be increased by the amount that his or her alternative minimum taxable income was increased because of the exercise of the ISO.

         A recipient of an NSO will not recognize taxable income at the time of grant, and the Company will not be allowed a deduction by reason of the grant. Rather, a grantee of an NSO will recognize ordinary income in the taxable year in which the grantee exercises the NSO in an amount equal to the excess of the fair market value of the shares received upon exercise of the NSO at the time of exercise over the option price, and the Company will be entitled to a deduction in that amount. Upon disposition of the shares subject to the NSO, the grantee will recognize capital gain or loss equal to the difference between the amount realized on disposition and the grantee's tax basis in the shares (which will generally equal the fair market value of the shares on the date the option was exercised). For purposes of determining whether capital gain or loss on the sale of the shares received upon exercise of an NSO is long-term or short-term capital gain, the holding period for the shares will begin at the time the NSO is exercised, rather than at the time the NSO is granted.

         A Participant will not be taxed upon the grant of an SAR. Upon the exercise of an SAR, a Participant who receives shares of Common Stock in exchange therefor will realize ordinary compensation income in an amount equal to the fair market value of the shares received, and a Participant who receives cash in exchange therefor will realize ordinary compensation income in an amount equal to the amount of cash received. The Company will be entitled to a deduction equal to the amount of compensation income taxable to the Participant.

Shareholder Approval

         The Stock Option Plan shall become effective upon approval by the Company's shareholders, provided that such approval must occur within twelve
(12) months following adoption of the Stock Option Plan by the Board of Directors.

The Board of Directors recommends that you vote "FOR" the adoption of the 1998 Stock Option Plan as described above and attached as Exhibit A to this Proxy Statement.

           PROPOSAL 3 - ADOPTION OF 1998 EMPLOYEE STOCK PURCHASE PLAN

         The 1998 Employee Stock Purchase Plan of the Company ("Stock Purchase Plan") was adopted by the Board of Directors of the Company on August 18, 1998, subject to shareholder approval. The purpose of the Stock Purchase Plan is to provide eligible employees of the Company and its participating subsidiaries with the opportunity to purchase the Company's Common Stock through payroll deductions as a means of sharing in the success of the Company and thereby increasing their incentive to continue in the Company's or its subsidiaries' service. Approximately two hundred twenty (220) of the Company's approximately two hundred fifty (250) employees will be eligible to participate in the Stock Purchase Plan. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code.

         The text of the Stock Purchase Plan is set forth as Exhibit B to this Proxy Statement. The following is a summary of the principal features of the Stock Purchase Plan and does not purport to be complete. Shareholders are urged to read the Stock Purchase Plan in its entirety. This summary is subject to and qualified in its entirety by reference to the Stock Purchase Plan.

Shares Subject to the Stock Purchase Plan

         There will be a total of 500,000 shares of Common Stock authorized for purchase under the Stock Purchase Plan. Shares of Common Stock subject to options granted under the Stock Purchase Plan may be authorized but unissued shares, treasury shares or shares subsequently acquired by the Company. The number of shares subject to any option, and the number of shares issuable under the Stock Purchase Plan, are subject to adjustment in the event the number of issued and outstanding shares of Common Stock are subsequently increased or decreased, or exchanged for a different number or kind of shares or other securities of the Company by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares or stock dividend, provided that the holder's proportionate interest shall be maintained as before the occurrence of such event. If the Company is not the surviving or resulting corporation in any reorganization, merger, consolidation or recapitalization, each outstanding option shall be assumed by the surviving or resulting corporation, and shall apply to the same number and class of securities of such surviving or resulting corporation as a shareholder of the number of shares of Common Stock subject to such option would have received in such consolidation or recapitalization.

Offering Periods

         The Stock Purchase Plan will be implemented through a series of 12-month offering periods commencing on April 1 each year and ending on March 31 of the following year, during which periods contributions may be made toward the purchase of stock under the Stock Purchase Plan (each an "Offering"). Each annual Offering may, at the discretion of the Compensation Committee, be divided into two (2) six-month offering periods commencing on April 1 and October 1, respectively, of each year. Notwithstanding the foregoing, the initial offering under the Stock Purchase Plan will commence on November 1, 1998 and shall terminate on March 31, 1999. A maximum of 70,000 shares of Common Stock shall be authorized for issuance during such initial offering. A maximum of 125,000 shares shall be authorized for issuance during each subsequent annual Offering, and, if applicable, a maximum of 62,500 shares shall be authorized for issuance during each six-month Offering Period.

Participants

         Any employee of the Company or a Participating Subsidiary who (i) on the commencement date of an Offering under the Stock Purchase Plan, has been in the employ of the Company or a Participating Subsidiary for at least ninety (90) days, and (ii) is customarily employed by the Company or a Participating Subsidiary for more than twenty (20) hours per week and for more than five (5) months per calendar year, is eligible to participate in the Stock Purchase Plan (an "Eligible Employee"). Notwithstanding the foregoing, an employee shall not be eligible to participate in any Offering under the Stock Purchase Plan if, immediately following the grant of Options in the specific Offering, he or she would own shares constituting five percent (5%) or more of the total combined voting power or value of the Common Stock of the Company or its subsidiaries, nor will any employee be granted rights that would permit him or her to purchase more than $25,000 worth of stock (determined at the fair market value at the time of grant) under all qualified employee stock purchase plans of the Company and its subsidiaries in any calendar year.

         An Eligible Employee becomes a participant with respect to a particular Offering under the Stock Purchase Plan (a "Participant") by delivering to the Company an enrollment agreement authorizing payroll deductions of the percentage or amount of the Participant's Base Pay which he or she elects to have withheld for the purchase of shares in such Offering, which may be any whole percentage or dollar amount of the Participant's Base Pay; provided that the aggregate amount so withheld (i) may not be less than $10.00 and (ii) may not exceed 25% of the Participant's Base Pay during the relevant Offering. "Base Pay" means a Participant's regular straight time earnings or draw, excluding overtime, commissions, bonuses, amounts paid as reimbursement of expenses and other additional compensation. Once enrolled in the Stock Purchase Plan, a Participant will continue to participate for each succeeding Offering until he or she terminates participation or ceases to be eligible under the Stock Purchase Plan.

Terms of Stock Purchase

         The purchase price for each share of Common Stock in an Offering shall be eighty-five percent (85%) of the lesser of (i) the fair market value of a share of Common Stock on the last business day of the Offering; or (ii) the greater of (A) the fair market value of a share of Common Stock for the Offering, and (B) the fair market value of a share of Common Stock on the first business day of the Offering.

         On the commencement date of each Offering, the Stock Option Plan shall be deemed to have granted to the Participant an option to purchase the maximum number of whole shares of Common Stock as is determined by dividing fifteen percent (15%) of the Participant's estimated Base Pay for the Offering by eighty-five percent (85%) of the fair market value of a share of Common Stock on the commencement date of the Offering. Such option shall be deemed to be exercised on the last day of the Offering.

         Any amount remaining in the Participant's plan account caused by a surplus due to fractional shares after deducting the amount of the purchase price for the number of whole shares issued to the Participant shall be carried over in the Participant's plan account for the next succeeding Offering, without interest. Any amount remaining in the Participant's plan account caused by anything other than a surplus due to fractional shares shall be refunded to the Participant in cash, without interest.

         If the aggregate number of shares that all Participants elect to purchase during an Offering exceeds the number of shares remaining available under the Stock Purchase Plan, then the Compensation Committee shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as shall be practical and as it shall determine to be equitable.

Administration

         The Stock Purchase Plan shall be administered by the Compensation Committee of the Board of Directors which shall have the power and authority to
(i) construe and interpret the provisions of the Stock Option Plan; (ii) define the terms used in the Stock Option Plan; (iii) prescribe, amend and rescind rules and regulations relating to the Stock Option Plan; (iv) determine the time or times that options shall be granted under the Stock Option Plan; and (v) determine all other terms and conditions of options and make all other determinations necessary or advisable for the administration of the Plan.

Shareholder Rights

         No Participant will have any rights as a shareholder with respect to any shares under the Stock Purchase Plan until the shares have been purchased in accordance with the terms of the

Stock Purchase Plan and the purchase has been evidenced in the ownership records of the Company.

Withdrawal

         A Participant may elect to withdraw from participation under the Stock Purchase Plan, in whole but not in part, at any time up to fifteen (15) days prior to the last day of an Offering. As soon as practicable after such withdrawal, payroll deductions will cease and all amounts credited to the Participant's account will be refunded in cash, without interest. Termination of employment by a Participant in the Stock Purchase Plan due to resignation, layoff or discharge will be treated as an automatic withdrawal.

         In the event of termination of a Participant's employment due to retirement, death or disability, such Participant (or in the event of death, his or her designated beneficiary or legal representative) shall have the right, for a period of ninety (90) days following termination of participation in the Stock Purchase Plan by reason of such event, to have the balance of such Participant's account paid out in cash or applied to the purchase of Common Stock at the end of the current Offering.

Restrictions on Transfer

         Rights granted under the Stock Purchase Plan are not transferable by a Participant other than by will or the laws of descent and distribution. If a Participant attempts to transfer, assign or otherwise encumber his or her rights or interest under the Stock Purchase Plan, such act shall be treated as an automatic withdrawal from participation in the Stock Purchase Plan.

Amendment or Termination of the Stock Purchase Plan

         The Board of Directors shall have the right to amend or modify the Stock Purchase Plan at any time without notice, except that certain amendments will require shareholder approval pursuant to applicable laws or regulations.

         The Stock Purchase Plan may be terminated at any time by the Board of Directors. It will terminate, in any event, on the earlier of (i) ten (10) years from the date that the Stock Option Plan was adopted by the Board, or (ii) the date on which all or substantially all of the unissued shares of Common Stock reserved for purposes of the Stock Option Plan have been purchased.

Summary of Federal Income Tax Consequences of the Stock Purchase Plan

         The following discussion of the current federal income tax consequences of transactions under the Stock Purchase Plan, which is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code, is intended to be a summary of applicable federal law. This summary does not describe all federal tax consequences, nor does it describe state, local or foreign tax consequences, which may differ. The summary is based on the Code, applicable Treasury Regulations promulgated thereunder, judicial authorities and current administrative rulings and practices in effect on the date of this Proxy Statement, all of which are subject to change at any time, possibly with retroactive effect. Each participant is urged to consult his or her own tax advisor concerning the tax consequences of his or her participation in the Stock Purchase Plan.

         Amounts withheld from a Participant's Base Pay (as defined above) for the purchase of shares pursuant to the Stock Purchase Plan will be taxable to the Participant as compensation income in the same manner as if such amounts were actually received by the Participant. A Participant will not otherwise be taxed at the time the shares are purchased.

         If a Participant sells or otherwise disposes of the shares purchased pursuant to the Stock Purchase Plan within two (2) years after the option to purchase such shares was granted, or within one (1) year after the date on which those shares were actually acquired, whichever is later, then the Participant will realize ordinary compensation income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, in an amount equal to such excess.

         If a Participant sells or disposes of the purchased shares other than within two (2) years after the option to purchase such shares was granted, or one (1) year after the date on which those shares were actually acquired, then the Participant will realize ordinary compensation income in the year of sale or disposition of the shares equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares, or (ii) the amount by which the fair market value of the shares on the date the offer to purchase such shares was granted exceeds the option price, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition. The rules set forth in this paragraph will apply only if the shares that were sold or disposed of had not been purchased by the Participant pursuant to the Stock Purchase Plan more than three (3) months after the Participant terminated his employment relationship with the Company.

Shareholder Approval

         The Stock Purchase Plan shall become effective upon approval by the Company's shareholders, provided that such approval must occur within twelve
(12) months following adoption of the Stock Purchase Plan by the Board of Directors.

The Board of Directors recommends that you vote "FOR" the adoption of the 1998 Employee Stock Purchase Plan as described above and attached as Exhibit B to this Proxy Statement.

                  PROPOSAL 4 - APPROVAL OF REVERSE STOCK SPLIT

General

         The Board of Directors of the Company unanimously has adopted, subject to shareholder approval, a proposal to amend the Company's Articles of Incorporation to effect a reverse split of the Company's Common Stock issued and outstanding on the effective date of the amendment, on the basis that each two
(2) shares of then outstanding Common Stock automatically will be converted into one (1) share of Common Stock (the "Reverse Split"). The proposal may be abandoned by the Board of Directors at any time before or after the Annual Meeting of Shareholders and prior to the date and time upon which the Reverse Split becomes effective (the "Effective Date"), if for any reason the Board of Directors deems it advisable to abandon the proposal.

         The par value of the Common Stock ($.001 per share) and the number of shares of Common Stock authorized by the Articles of Incorporation (100,000,000) will remain the same following the Reverse Split. No rights of appraisal or dissenter's rights exist under Utah law with respect to this proposal.

         The text of the proposed amendment to the Company's Articles of Incorporation to effect the Reverse Split is set forth in full in Exhibit C to this Proxy Statement.

Purposes of Reverse Split

         The purpose of the proposed Reverse Split is to increase the marketability and liquidity of the Common Stock. A reduction in the number of issued and outstanding shares of Common Stock as a result of the Reverse Split will increase proportionately the Company's earnings per share and book value per share. Such an increase, in turn, may improve the market price and liquidity of the Common Stock and make the Common Stock more attractive to a broader range of investors.

         Currently, the Company's Common Stock is quoted on the OTC Bulletin Board, an electronic quotation system. On July 31, 1998, the bid price for the Common Stock was $3 5/8 per share. As a means of increasing the liquidity of the Company's Common Stock, the Company's management intends to pursue the listing of the Common Stock on the Nasdaq SmallCap Stock Market ("Nasdaq"). Nasdaq and the other stock exchanges require issuers to maintain, among other things, a certain minimum share price in order to qualify for listing on the particular exchange. The current per share price of the Common Stock is too low to qualify for listing on Nasdaq. Accordingly, the Board of Directors believes that the Reverse Split may serve to increase the per share price of the Common Stock to a level sufficient to permit listing of the stock on Nasdaq. In addition, the Board of Directors believes that the current per share price of the Common Stock may limit the effective marketability of the Common Stock, since many stock brokerage and investment firms are reluctant to recommend lower-priced stocks to their clients or to hold them for their own accounts. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower-priced stocks economically unattractive. In addition, the brokerage commission on a sale of lower-priced stock may represent a higher percentage of the sales price than the brokerage commission on a higher-priced issue.

         There is, however, no assurance that the market for the Common Stock will be improved. Shareholders should note that the Board of Directors cannot predict what effect the proposed Reverse Split will have on the market price of the Common Stock. In addition, any reduction in brokerage commissions resulting from the proposed Reverse Split may be offset, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling "odd lots" created by the Reverse Split.

Conversion of Shares and Exchange of Stock Certificates

         Shareholders of record of the Company on the Effective Date will have their shares automatically converted into the greatest whole number of shares of Common Stock ("New Shares") as is represented by the number of existing shares of Common Stock ("Existing Shares") then held by them, divided by two (2) (excluding any fractional remainder). Shareholders will be entitled to receive, in lieu of fractional New Shares arising as a result of the Reverse Split, cash representing such fractional amount.

         As soon as is practicable after the Effective Date, the Company will mail letters of transmittal to each holder of record of Existing Shares as of the Effective Date. Such transmittal letters will contain instructions for the surrender of the stock certificates representing Existing Shares to the Company's transfer agent in exchange for (i) certificates representing New Shares, and (ii) cash proceeds for fractional shares, if any. Until surrendered, each certificate for Existing Shares shall be deemed to represent a certificate for New Shares equal to one-half (1/2) of the face amount of such certificate. No actual distribution will be made until a shareholder surrenders his outstanding certificates and letter of transmittal. However, following the Effective Date, no further action on the part of the Company or its shareholders will be required to convert the Existing Shares into the right to receive New Shares or cash in lieu of fractional shares on the foregoing basis.

Effects of Proposed Reverse Split

         On the Effective Date, each shareholder of record, if any, who owns fewer than two (2) Existing Shares only will have the right to receive cash in lieu of receiving fractional New Shares. The interest of each such shareholder in the Company will thereby be terminated, and he or she will have no right to vote as a shareholder, or to share in the assets or any future earnings of the Company. Each shareholder on the Effective Date who owns of record two (2) or more Existing Shares will, with respect to any fractional New Shares that such shareholder might otherwise be entitled to receive in the Reverse Split, have only the right to receive cash. Such shareholder will continue as a shareholder of the Company with respect to the New Shares resulting from the Reverse Split. Each such shareholder will continue to share in the future growth and earnings of the Company, if any, to the extent of his or her ownership of New Shares following the proposed Reverse Split.

         The Company has authorized capital stock of 100,000,000 shares of Common Stock. The authorized capital stock will not be changed by reason of the proposed Reverse Split. As of the Record Date, 6,769,903 shares of Common Stock were issued and outstanding. Based upon the Company's best estimates, the number of issued and outstanding shares of Common Stock will be reduced to approximately 3,384,952 as a result of the proposed Reverse Split. Accordingly, there will be approximately 96,615,048 authorized but unissued New Shares of Common Stock following the proposed Reverse Split.

         The Common Stock currently is registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of the Common Stock under the Exchange Act and the Company has no present intention of terminating the registration under the Exchange Act in order to become a "private" company.

Summary of Federal Income Tax Consequences of the Proposed Reverse Split

         The following discussion of federal income tax consequences is based on the Code, applicable Treasury Regulations promulgated thereunder, judicial authorities and current administrative rulings and practices in effect on the date of this Proxy Statement, all of which are subject to change at any time, possibly with retroactive effect. Such discussion is for general information purposes only, and does not address the tax consequences which may apply to particular shareholders, such as banks, insurance companies, tax-exempt entities and foreign persons, or to specific situations pertaining to individual shareholders. Shareholders are urged to consult their own tax advisors to determine the particular tax consequences to them by reason of the Reverse Split.

         The exchange of Existing Shares for New Shares will not result in the recognition of gain or loss except to the extent that a shareholder receives a cash payment in lieu of fractional shares. The holding period of the New Shares will include the shareholder's holding period for the Existing Shares exchanged therefor. Generally, cash received in lieu of fractional shares will be treated as received in exchange for the fractional shares, and the shareholder will recognize gain or loss measured by the difference between the amount of cash received and the shareholder's tax basis allocable to the fractional shares as if the fractional shares actually had been issued.

The board recommends that you vote "FOR" the reverse stock split of the Company's outstanding common stock as described above.

                   PROPOSAL 5 - REINCORPORATION OF THE COMPANY

Introduction

         For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Utah to Delaware (the "Reincorporation"). The Board of Directors has approved the Reincorporation, which will be effected pursuant to the Merger Agreement described below. Under the Merger Agreement, the Company will be merged with and into its newly formed Delaware subsidiary, HealthStar Corp. ("HealthStar Corp."). Upon the effectiveness of the Reincorporation, HealthStar Corp. will continue to operate the Company's business and the Company will cease to exist. Pursuant to the Merger Agreement, each outstanding share of the Company's Common Stock will automatically be converted into one share of HealthStar Corp.'s common stock, $.001 par value, upon the effective date of the merger. Prior to the effective date of the merger, the Company intends to effect the Reverse Split (see Proposal 4 described above in this Proxy Statement), if the Company's shareholders approve the Reverse Split at the Annual Meeting.

         As used in this discussion of the Reincorporation and throughout this proxy statement, the term "Company" means Champion Financial Corporation, the Utah corporation, and "HealthStar Corp." means the Delaware corporation into which the Company would be merged in connection with the Reincorporation.

         Under Utah law, the affirmative vote of a majority of the outstanding shares of the Company's Common Stock is required for approval of the Reincorporation. Approval of the Reincorporation proposal will constitute approval of the Agreement and Plan of Merger between the Company and HealthStar Corp. (the "Merger Agreement"). A copy of the Merger Agreement may be obtained from the Secretary of the Company, at the address set forth on the first page of this Proxy Statement or by telephone request to 1-800-253-4630, extension 1-2258. The Merger Agreement has been or will on the date of the Annual Meeting have been approved by the Board of Directors of the Company and the Board of Directors of HealthStar Corp. If approved by the shareholders, it is anticipated that the merger will become effective as soon as practicable (the "Effective Date") following the Annual Meeting. However, pursuant to the Merger Agreement, the merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board of Directors of either the Company or HealthStar Corp., circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement.

         Shareholders of the Company have the right under the Utah Business Corporation Act (the "Utah BCA") to dissent from the Reincorporation merger and to receive the fair value of their shares as determined under the Utah BCA. See "Dissenters' Rights" below.

Vote Required

         Approval of the Reincorporation proposal will require the affirmative vote of the majority of outstanding shares of the Company on the Record Date entitled to vote on the proposal. Approval of the Reincorporation proposal will also constitute approval of (i) the Merger Agreement, (ii) the Certificate of Incorporation and Bylaws of HealthStar Corp., and (iii) the assumption by HealthStar Corp. of all of the rights and obligations of the Company, including without limitation the Stock Option Plan and the Employee Stock Purchase Plan which are the subjects of Proposal 2 and Proposal 3, respectively, herein.

The Board of Directors recommends a vote "FOR" the proposed reincorporation in Delaware.

Principal Reasons for the Proposed Reincorporation

         The Company was originally incorporated as a Utah corporation in 1981 under the name "Bersham Energy & Minerals, Inc." Sometime later, its name was changed to "Champion Energy Corporation" and in 1989 the name was changed to "Champion Financial Corporation." The reasons for forming the corporation under Utah law as opposed to any other state of incorporation are not now known.

         As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

         Prominence, Predictability and Flexibility of Delaware Law. Delaware has for many years followed a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. The Delaware courts have developed considerable expertise in dealing with corporate law issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

         Increased Ability to Attract and Retain Qualified Directors. Both Utah and Delaware law permit a corporation to include a provision in its charter document which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than Utah law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Utah law.

         Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

         No Change in the Board Members, Business, Management, Employee Plans or Location of Principal Facilities of the Company. The Reincorporation proposal will effect a change only in the Company's name, the legal domicile of the Company and certain other changes of a legal nature, certain of which are described in this Proxy Statement. The Board of Directors and management believe that the name HealthStar Corp. will result in a clearer identification of the Company with its principal business, which is operated by its subsidiary, HealthStar, Inc. HealthStar, Inc. operates the Company's preferred provider network and accounts for a majority of the Company's annual revenues. The proposed Reincorporation will not result in any change in the business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The directors who are elected at the Annual Meeting will become the directors of HealthStar Corp. All obligations of the Company (including, without limitation, the Company's Stock Option Plan, Employee Stock Purchase Plan, and all other employee benefit plans) will be assumed and be the obligations of HealthStar Corp. Other employee benefit arrangements of the Company will also be continued by HealthStar Corp. upon the terms and subject to the conditions currently in effect. After the merger, the shares of Common Stock of HealthStar Corp. will continue to be traded, without interruption, in the same principal market as the shares of Common Stock of the Company are traded under prior to the merger.

         Prior to the Effective Date of the merger, the Company will obtain any requisite consents to such merger from parties with whom it may have contractual arrangements. As a result, the Company's rights and obligations under such contractual arrangements will continue and be assumed by HealthStar Corp.

         Antitakeover Implications. Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation proposal is not being proposed in order to prevent such a change in control, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company or to obtain representation on the Board of Directors.

         Certain effects of the Reincorporation proposal may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law restricts certain "business combinations" with "interested shareholders" for three (3) years following the date that a person becomes an interested shareholder, unless the Board of Directors approves the business combination. HealthStar Corp. intends to opt out of the provisions of such Section 203. See "Significant Differences Between the Corporation laws of Utah and Delaware - Shareholder Approval of Certain Business Combinations." Likewise, the elimination of the right of shareholders controlling at least ten percent (10%) of the voting shares to call a special meeting of the shareholders could be seen as promoting an antitakeover effect by allowing shareholder action only at a meeting properly called by the Board of Directors or an annual meeting. The elimination of the ability of a majority of shareholders to act by written consent also could be viewed as having an antitakeover effect in that it can make it more difficult for shareholders to coordinate action outside a duly called annual or special meeting. It should be noted that a classified board of directors can also be established under Utah law in certain circumstances. For a detailed discussion of all of the changes which will be implemented as part of the proposed Reincorporation, see "The Charters and Bylaws of the Company and HealthStar Corp."

         The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits; and (iv) certain of the Company's contractual arrangements provide that they may not be assigned pursuant to a transaction which results in a "change of control" of the Company without the prior written consent of the licensor or other contracting party.

         By contrast, in a transaction in which an acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the Company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company's business not yet reflected in the stock price and equality of treatment of all shareholders.

         Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interest or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation proposal, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable the Board of Directors to resist a takeover or a change in control of the Company, they could make it more difficult to change the existing Board of Directors and management.

The Charters and Bylaws of The Company and HealthStar Corp.

         The provisions of the HealthStar Corp. Certificate of Incorporation and Bylaws are similar to those of the Company Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the HealthStar Corp. Certificate of Incorporation and Bylaws which alter the rights of shareholders and the powers of management. These provisions have antitakeover implications as described in this Proxy Statement. Approval by shareholders of the proposed Reincorporation will constitute an approval of the inclusion in the HealthStar Corp. Certificate of Incorporation and Bylaws of each of the provisions described below. In addition, HealthStar Corp. could implement certain other changes by amendment of its Certificate of Incorporation or Bylaws. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of Utah and Delaware."

         This discussion of the Certificate of Incorporation and Bylaws of HealthStar Corp. is qualified by reference to Exhibits D and E hereto, respectively.

         The Company's Articles of Incorporation currently authorize it to issue up to 100,000,000 shares of Common Stock, $.001 par value. The Company is not authorized to issue shares of preferred stock. In the event that the Reincorporation is effected, the Certificate of Incorporation of HealthStar Corp. will provide that such company will have 15,000,000 authorized shares of Common Stock, $.001 par value, and 1,000,000 shares of Preferred Stock, $.001 par value. Such Preferred Stock may be issued from time to time, and will have such rights, preferences, privileges and restrictions as the Board of HealthStar Corp. may determine, without any vote or other approval by the shareholders of HealthStar Corp. The rights of holders of HealthStar Corp. Common Stock will be subject to, and may be adversely affected by, the rights of the holders of any such Preferred Stock that may be issued in the future. The Board believes that the ability to issue Preferred Stock provides desirable flexibility in connection with possible future corporate transactions. Issuance of preferred stock also could make it more difficult for a third party to acquire a majority of the outstanding voting stock of a corporation which is authorized to issue preferred stock, thereby delaying, deferring or preventing a change in control of such corporation. HealthStar Corp. has no present plan to issue any shares of its Preferred Stock.

         Monetary Liability of Directors and Officers. The Certificate of Incorporation of HealthStar Corp. provides for the elimination of personal monetary liability of directors and officers to the fullest extent permissible under law. The Company's Articles of Incorporation do not have any similar provision, although the Utah law permits similar limitations on director liability. Neither the Board of Directors nor management is aware of any reason why the Company's Articles of Incorporation lack such a provision.

         Size of the Board of Directors. The Bylaws of HealthStar Corp. provide for a Board of Directors consisting of seven (7) members, until changed by a majority of directors then in office. The Bylaws of the Company provide for a

Board of Directors consisting of five (5) members unless the Board of Directors determines otherwise. Delaware law permits the board of directors acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the shareholders). The Utah law is similar in respect. The HealthStar Corp. Certificate of Incorporation provides that the number of directors will be as specified in the Bylaws and authorizes the Board of Directors to adopt, alter, amend or repeal the Bylaws. Following the proposed Reincorporation, the Board of Directors of HealthStar Corp. could amend the Bylaws to change the size of the Board of Directors from seven (7) directors without further shareholder approval.

         If the Reincorporation proposal is approved, the four (4) directors of the Company who are elected at the Annual Meeting of Shareholders will continue as the directors of HealthStar Corp. after the proposed Reincorporation is consummated and until their successors have been duly elected and qualified and there will be three (3) vacancies on the Board. Accordingly, three (3) additional directors will be elected by the Board to fill those vacancies. (See "Vacancies on the Board of Directors," below.)

         Classified Board of Directors. The Company's Bylaws presently provide that directors are to be elected annually for a term of one year. HealthStar's Certificate of Incorporation provides that the Board of Directors shall be divided into three classes of directors, each class to be as nearly equal in number of directors as possible. Like the Company's Articles of Incorporation, the HealthStar Corp. Certificate of Incorporation does not permit cumulative voting in the election of directors. Accordingly, the holders of a majority of the voting power of the outstanding shares of voting stock can now elect all of the Company's directors. The classification of the Board of Directors of HealthStar Corp. will have the effect of making it more difficult to change the composition of the Board of Directors. At least two shareholder meetings, instead of one, will be required to effect a change in the control of the Board. The Board of Directors believes that a classified Board with staggered terms will help to assure the continuity and stability of the Company's management and policies in the future, since a majority of the directors at any time will have prior experience as directors of the Company.

         Power to Call Special Shareholders' Meetings. The Company Bylaws permit a special meeting of shareholders to be called by the Board of Directors, the President, or one or more shareholders holding not less than ten percent of the voting power of the Company. Under Delaware laws, a special meeting of shareholders may be called by the Board of Directors or any other person authorized to do so in the Certificate of Incorporation or the Bylaws. The
Bylaws of HealthStar Corp. currently authorize the Board of Directors, the Chairman of the Board, or the President to call a special meeting of shareholders. Therefore, after the proposed Reincorporation, no shareholder (regardless of percentage holding) will be entitled to call special meetings.

         Filling Vacancies on the Board of Directors. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the Certificate of Incorporation or bylaws (or unless the Certificate of Incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of HealthStar Corp. provide that all vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; provided, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filed by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. Utah law and the Company's current Bylaws are similar in effect.

         Nominations of Director Candidates and Introduction of Business at Shareholder Meetings. The Bylaws of HealthStar Corp. established an advance notice procedure with regard to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting or special meeting of shareholders (the "Business Procedure").

         The Nomination Procedure provides that only persons nominated by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting, will be eligible for election as directors. The Nomination Procedure and Business Procedure provide that at an annual or special meeting, and subject to any other applicable requirements, only such business may be conducted and nominees may be elected as have been brought before the meeting by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business or election of nominee before the meeting. In all cases, to be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

         To be in proper form, the Nomination Procedure and Business Procedure provide that a shareholder's notice to the Secretary of the Company must contain:

         (i) the name and address of the shareholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

         (ii) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

         (iii) if applicable, a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

         (iv) such other information regarding each nominee or such matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors; and

         (v) if applicable, the consent of each nominee to serve as director of the Company if so elected.

         By requiring advance notice of nominations by shareholders, the Nomination Procedure affords the Board of Directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the shareholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform shareholders of any business proposed to be conducted at a meeting and the Board's position on any such proposal, enabling shareholders to better determine whether they desire to attend the meeting or grant a proxy to the Board of Directors as to the disposition of such business. Although the HealthStar Corp. Bylaws do not give the Board any power to approve or disapprove shareholder nominations for the election of directors or any other business desired by shareholders to be conducted at a meeting, the HealthStar Corp. Bylaws may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such business or such attempt might be beneficial to the Company and its shareholders.

         Action by Written Consent of the Shareholders. Any action by the shareholders must be taken at a duly called annual or special meeting, according to the Bylaws of HealthStar Corp. Thus, although the Bylaws of the Company allow shareholder action by written consent, such action by written consent will no longer be authorized after the proposed Reincorporation.

Significant Differences Between the Corporation Laws of Utah and Delaware

         The corporation laws of Utah and Delaware differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which could materially affect the right of shareholders, are discussed below.

         Shareholder Approval of Certain Business Combinations. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Utah has not adopted any such special laws. Under Section 203 of the Delaware General Corporation Law, certain "business combinations" with "interested shareholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met. HealthStar has opted out of Section 203.

         Removal of Directors. Under Utah law, any director may be removed, with or without cause, with the approval of a majority of the shares voting at a duly convened shareholders meeting; however, under Delaware law, a director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. Under Delaware law, a director that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. The Certificate of Incorporation of HealthStar Corp. does not provide for cumulative voting, and does not provide for a classified board of directors. Consequently, a director of HealthStar Corp. may be removed from office only with cause, with the approval of a majority of the outstanding shares entitled to vote.

         Indemnification and Limitation of Liability. Utah and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their articles of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which, among other things, support Delaware corporations in attracting and retaining outside directors.

         Utah law does not permit the elimination of monetary liability where such liability is based on a financial benefit received by a director to which the director is not entitled; (a) an intentional infliction of harm on the corporation or its shareholders; (b) an unlawful distribution; or (c) an intentional violation of criminal law.

         Delaware law does not permit the elimination of monetary  liability for
(a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit.

         Utah law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions no indemnification may be made without court approval when a person is adjudged liable to the corporation.

         Indemnification is permitted by Utah and Delaware law only for acts taken in good faith and believed to be in, or not opposed to, the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders, or the court handling the action.

         Utah and Delaware law require indemnification when the individual has successfully defended the action, whether on the merits or otherwise.

         Each of Utah and Delaware law allow for the entering of indemnification agreements which may provide for indemnification arrangements beyond those specifically authorized by applicable statute as long as they are not contrary to the policies underlying such statute. The Company is not presently party to indemnification agreements with its officers and directors.

         Dividends and Repurchase of Shares. Utah law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

         Under Utah law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchase of its shares if, after giving affect to the distribution, (a) the corporation would not be able to pay its debts as they become due in the normal course, or (b) its total assets would be less than the sum of its total liabilities plus the amount, if any, payable upon liquidation to holders of any preferred stock with distribution rights superior to the rights of holders of common stock.

         Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

         To date, the Company has not paid any cash dividends on its outstanding shares and does not anticipate doing so for the foreseeable future.

         Shareholder Voting. Both Utah and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers. Each of Utah and Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger and
(c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

         Both Utah law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

         With certain exceptions, Utah law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, shareholder approval of such transactions may be easier to obtain under Delaware law for companies which have more than one class of shares outstanding.

         Interested Director Transactions. Under both Utah and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Utah and Delaware law.

         Shareholder Derivative Suits. Under each of Utah law and Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law.

         Appraisal Rights. Under both Utah law and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation. In determining fair market value, courts generally apply various valuation methods commonly used in the financial community. The Company is not aware of any Utah court that has considered the price paid for the shares as determinative of fair market value. The Company is not aware of reported case law in any jurisdiction under which fair market value is determined by any particular shareholder's cost basis in the shares. Under Delaware law, such appraisal rights are not available with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, while Utah law provides for appraisal rights in such circumstances. Each of Utah and Delaware law provide exemption from appraisal with respect to a merger or consolidation (or, in Utah, a sale or other disposition of assets) by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations or to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

Summary  of  Certain   Federal   Income  Tax   Consequences   of  the   Proposed
Reincorporation

         The following is a discussion of certain federal income tax considerations that may be relevant to holders of the Company's Common Stock who receive HealthStar Corp. Common Stock in exchange for their Company Common Stock as a result of the proposed Reincorporation. The discussion does not address all of the tax consequences of the proposed Reincorporation that may be relevant to particular shareholders, such as dealers in securities, or those shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire HealthStar Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

         Subject to the limitations, qualifications and exceptions described herein, and assuming the proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the following tax consequences generally should result:

         (a) No gain or loss should be recognized by holders of Company Common Stock upon receipt of HealthStar Corp. pursuant to the proposed Reincorporation;

         (b) The aggregate tax basis of the HealthStar Corp. received by each shareholder in the proposed Reincorporation should be equal to the aggregate tax basis of the Company Common Stock surrendered in exchange therefor; and

         (c) The holding period of the HealthStar Common Stock received by each shareholder of the Company should include the period for which such shareholder held the Company Common Stock surrendered in exchange therefor, provided that such Company Common Stock was held by the shareholder as a capital asset at the time of proposed Reincorporation.

         (d) The Company should not recognize gain or loss for federal income tax purposes as a result of the proposed Reincorporation, and HealthStar Corp. should succeed, without adjustment, to the federal income tax attributes of the Company.

         The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the proposed Reincorporation under the Code. The Company will, however, receive an opinion from legal counsel substantially to the effect that the proposed Reincorporation will qualify as a reorganization within the meaning of Section 368(a) of the Code (the "Tax Opinion"). The Tax Opinion will neither bind the IRS nor preclude it from asserting a contrary position. In addition, the Tax Opinion will be subject to certain assumptions and qualifications and will be based upon the truth and accuracy of representations made by HealthStar Corp. and the Company.

         A successful IRS challenge to the reorganization status of the proposed Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of Company Common Stock exchanged in the proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the proposed Reincorporation, of the HealthStar Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of HealthStar Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held Company Common Stock.

Dissenters' Rights

         Sections 1301-1331 of Part 13 ("Part 13") of the Utah Business Corporation Act (the "Utah Act") provide appraisal rights (sometimes referred to as "dissenters' rights") to shareholders of Utah corporations in certain situations. Holders of record of Company Common Stock who comply with applicable statutory procedures summarized herein may be entitled to dissenters' rights under Part 13 in connection with the Reincorporation proposal, because the Reincorporation must be effected through a merger and none of the exceptions to appraisal rights set forth in the Utah BCA is applicable. If holders of a material number of shares exercise dissenters' rights, the Board anticipates that it will likely abandon the Reincorporation.

         A person having a beneficial interest in shares of Company Common Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect dissenters' rights.

         The following discussion is not a complete statement of the law pertaining to dissenters' rights under the Utah Act and is qualified in its entirety by the full text of Part 13, which is reprinted in its entirety as Exhibit F to this Proxy Statement. All references in Part 13 and in this summary to a "shareholder" or "holder" are to the record holder of the shares of Company Common Stock as to which dissenters' rights may be asserted.

         Under Part 13, where a proposed merger is to be submitted for approval at a meeting of shareholders, the corporation must notify each of its shareholders as of the record date for such meeting of the availability of dissenters' rights with respect to his or her shares of Company Common Stock, and must include in such notice a copy of Part 13 and the materials, if any, that under Part 13 are required to be given to the shareholders entitled to vote on the proposed merger at the meeting.

         This Proxy Statement constitutes such notice to the holders of Dissenting Shares (as defined below) and the applicable statutory provisions of the Utah Act are attached to this Proxy Statement. Any shareholder who wishes to assert such dissenters' right or who wishes to preserve his or her right to do so should review the following discussion and Exhibit F carefully, because failure to timely and properly comply with the procedures specified will result in the loss of dissenter's rights under the Utah Act.

         If the Reincorporation is approved by the required vote of the Company's shareholders and is not abandoned or terminated, each holder of shares of Company Common Stock who does not vote in favor of the Reincorporation and who follows the procedures set forth in Part 13 will be entitled to have his or her shares of Company Common Stock purchased by the Company or HealthStar Corp. for cash at their Fair Value (as defined below). The "Fair Value" of shares of Company Common Stock will be determined as of the day before consummation of the merger by which the Reincorporation will be consummated, excluding any appreciation or depreciation in anticipation of the proposed Reincorporation. The shares of Company Common Stock with respect to which holders have perfected their purchase demand in accordance with Part 13 and have not effectively withdrawn or lost such rights are referred to in this Proxy Statement as the "Dissenting Shares."

         Under Part 13, a holder of Dissenting Shares wishing to exercise dissenters' rights must deliver to the Company, prior to the vote on the proposed Reincorporation at the Annual Meeting a properly executed written notice of intent to demand payment for shares if the proposed Reincorporation is effectuated. The dissenting shareholder may not vote in favor of the Reincorporation. A holder of Dissenting Shares wishing to exercise such holder's dissenters' rights must be the record holder of such Dissenting Shares on the date the proposed corporate action creating dissenters' rights under Part 13 is approved by the shareholders. Accordingly, a holder of Dissenting Shares who is the record holder of Dissenting Shares on the date the written demand for appraisal is made, but who thereafter transfers such Dissenting Shares prior to the vote on the proposed Reincorporation, will lose any right to appraisal in respect of such Dissenting Shares.

         Only a holder of record of Dissenting Shares is entitled to assert dissenters' rights for the Dissenting Shares registered in that holder's name. A demand for payment should be executed by or on behalf of the holder of record, fully and correctly, as such holder's name appears on such holder's stock certificates. If the Dissenting Shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the Dissenting Shares are owned of record by more than one person as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for payment on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for such owner or owners. A record holder such as a broker who holds Dissenting Shares as nominee for several beneficial owners may exercise dissenters' rights with respect to the Dissenting Shares held for one or more beneficial owners while not exercising such rights with respect to the
Dissenting Shares held for other beneficial owners only if the record shareholder dissents with respect to all shares beneficially owned by any one person; in such case, the Company must receive written notice which states the dissent and the name and address of such person on whose behalf dissenters' rights are being asserted. If a shareholder holds Dissenting Shares through a broker who in turn holds the shares through a central securities depositary nominee, a demand for appraisal of shares must be made by or on behalf of the depositary nominee and must identify the depositary nominee as record holder. Shareholders who hold their Dissenting Shares in brokerage accounts or other nominee forms and who wish to assert dissenters' rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee. All written demands for payment should be sent or delivered to Champion Financial Corporation, 8745 West Higgins Road, Suite 300, Chicago, Illinois 60631.

         Under Part 13, a shareholder who wishes to assert dissenters' rights must cause the Company to receive written notice of his intent to demand payment for shares if the proposed Reincorporation is approved prior to the vote taken to approve the proposal at the Annual Meeting. In the case of a beneficial owner of Dissenting Shares held through a broker or nominee (or other record holder), as discussed above, such holder's notice to the Company must certify that both such beneficial owner and the record holder(s) of all shares of Company Common Stock owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all of such shares. Within ten (10) days after approval of the Reincorporation, the Company (or HealthStar Corp., as applicable) must mail a notice of such approval (the "Approval Notice") to all shareholders who are entitled to demand payment for their shares under Part 13, together with a statement of the price determined to represent the Fair Value of the Dissenting Shares, a brief description of the procedures to be followed in order for the shareholder to pursue his dissenters' rights, a copy of Part 13 and a form for demanding payment. The statement of price contained in the Approval Notice will constitute an offer to purchase all dissenting shares at the stated amount.

         A dissenter  who has not accepted an offer in full  satisfaction  under
Part 13 may notify the corporation in writing of his or her own estimate of the Fair Value of his shares. Such notice must be received by the corporation within thirty (30) days after the corporation made its payment or offer. If the corporation refuses to pay such demand, it has sixty (60) days after it receives notice to commence a proceeding in the district court of Salt Lake County. The holders of the Dissenting Shares shall be named as parties to the suit and shall be served with a copy of the petition. The court will then make a determination of Fair Value to which the dissenter will be entitled, plus interest.

         The district court will determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court and will assess the costs against the corporation unless the court finds that all or some of the dissenters acted arbitrarily, vexatiously, or not in good faith. The court may also make other allocations of attorney's fees among the parties in accordance with various equitable criteria set forth in
Section 16-10a-1331 of Part 13.

         Failure to follow the steps required by Part 13 as described above for perfecting dissenters' rights may result in the loss of such rights. If, after the Effective Time, a holder of Dissenting Shares has failed to perfect or has effectively withdrawn or lost his or her right to payment, such holder's shares will be deemed to have been converted into and to have become exchangeable for, at the Effective Time, the right to receive a corresponding number of shares of HealthStar Corp. Common Stock.

                    PROPOSAL 6 - RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Board of Directors has chosen to reappoint KPMG Peat Marwick LLP, independent auditors, to audit the accounts of the Company and its subsidiaries for the fiscal year ending March 31, 1999. KPMG Peat Marwick LLP has served as the Company's auditors since May 29, 1997. Prior to such date Dohan and Company served as the principal accountants for the Company. On May 29, 1997, that firm's appointment as principal accountants was terminated and KPMG Peat Marwick LLP was engaged as principal accountants. The decision to change accountants was approved by the Board of Directors.

         In connection with the audit of the fiscal year ended March 31, 1997, and the subsequent interim period through May 29, 1997, there were no disagreements with Dohan and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The audit report of Dohan and Company on the financial statements of Champion Financial Corporation as of and for the year ended March 31, 1996 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         One or more representatives of KPMG Peat Marwick LLP are expected to be present at the meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The board recommends that you vote "FOR" the ratification of KPMG Peat Marwick LLP as the Company's independent accountants.

                      VOTING PROCEDURES/REVOKING YOUR PROXY

Voting

         To be elected, directors must receive a plurality of the shares present and voting in person or by proxy, provided a quorum exists. A plurality means receiving the largest number of votes, regardless of whether that is a majority. A quorum is present if at least a majority of the outstanding shares on the Record Date (6,769,903 shares) are present in person or by proxy. All matters submitted to you at the meeting other than the election of directors will be decided by a majority of the votes cast on the matter, provided a quorum exists, except as otherwise provided by law or by our Articles of Incorporation or Bylaws.

         Those who fail to return a proxy or attend the meeting will not count towards determining any required plurality, majority or quorum. Shareholders and brokers returning proxies or attending the meeting who abstain from voting on a proposition will count towards determining a quorum, plurality or majority for that proposition.

         The enclosed proxies will be voted in accordance with the instructions you place on the proxy card. Unless otherwise stated, all shares represented by your returned, signed proxy will be voted as noted on the first page of this proxy statement.

Revocability of Proxies

         Proxies may be revoked if you:

         o Deliver a signed, written revocation letter, dated later than the proxy, to the Secretary of the Company at the address set forth on the first page of this Proxy Statement.

         o Deliver a signed proxy, dated later than the first one to the Secretary of the Company at the address set forth on the first page of this Proxy Statement; or

         o Attend the meeting and vote in person or by proxy. Attending the meeting alone will not revoke your proxy.

Solicitation

         The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of the Company's directors and officers, personally or by telephone or telegram, without additional compensation. The Company will reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for their expenses reasonably incurred in forwarding solicitation material to the beneficial owners of the Company's Common Stock.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         From time to time, shareholders seek to nominate directors or to present proposals for inclusion in the proxy statement and form of proxy, or otherwise for consideration at the annual meeting. To be included in the proxy statement or considered at an annual meeting, you must timely submit nominations of directors or other proposals to the Company in addition to complying with certain rules and regulations promulgated by the Securities and Exchange
Commission. We must receive proposals for the 1999 Annual Meeting of Shareholders no later than April 26, 1999, for possible inclusion in the proxy statement, or between July 10 and August 8, 1999, for possible consideration at the meeting. Direct any proposals, as well as related questions, to the Company's Secretary at the address set forth on the first page of this Proxy Statement.

                                  ANNUAL REPORT

         The Company's 1998 Annual Report to Shareholders has been mailed to shareholders concurrently with the mailing of this Proxy Statement, but is not incorporated into this Proxy Statement and is not to be considered to be a part of the Company's proxy solicitation materials.

         Upon request, the Company will provide, without charge to each shareholder of record as of the record date specified on the first page of this Proxy Statement, a copy of the Company's Annual Report on Form 10-KSB for the year ended March 31, 1998 as filed with the Securities and Exchange Commission. Any exhibits listed in the Annual Report on Form 10-KSB also will be furnished upon request at the actual expense incurred by the Company in furnishing such exhibit. Any such requests should be directed to the Company's Secretary at the Company's executive offices set forth on the first page of this Proxy Statement.

                                  OTHER MATTERS

         The Company does not know of any other matters that are to be presented for action at the Meeting. If any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote the shares represented by the proxy in accordance with their judgment on those matters.

Scottsdale, Arizona
August 24, 1998

                                                                       EXHIBIT A

                         CHAMPION FINANCIAL CORPORATION
                             1998 STOCK OPTION PLAN

         Champion Financial Corporation, a Utah corporation ("CFC"), hereby establishes a stock option plan to be known as the Champion Financial Corporation 1998 Stock Option Plan (the "Plan"). The Plan shall become effective on the date it is approved by the Board of Directors of CFC (the "Board"), subject to the approval of CFC's shareholders within twelve (12) months after its approval by the Board in accordance with Section 14(a) hereof.

         1.       Purposes.
                  --------

         CFC desires to attract and retain the best available employees, officers, directors and consultants for itself and its Subsidiaries and to encourage the highest level of performance by such individuals in order to serve the best interests of CFC and its shareholders. The Plan is expected to contribute to the attainment of these objectives by offering eligible individuals the opportunity to acquire stock ownership interests in CFC, and to thereby provide them with incentives to put forth maximum efforts for the success of CFC and its Subsidiaries. The term "Subsidiary" as used herein means each corporation which meets the definition of "subsidiary corporation" contained in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

         2.       Form of Awards.
                  --------------

         Stock options awarded under the Plan may be either incentive stock options meeting the requirements of Section 422 of the Code ("ISOs") or options that do not meet the requirements of Section 422 of the Code ("NSOs"). Unless otherwise indicated, references in the Plan to "Options" shall include both ISOs and NSOs. The Committee may also award stock appreciation rights ("SARs") in tandem with any Option awarded hereunder. An Option (or a portion thereof) that is not designated as an ISO, or that does not satisfy all of the requirements of
Section 422 of the Code, and any Option granted to an individual who is not an employee or officer of CFC or a Subsidiary, shall not constitute an ISO.


         3.       Maximum Shares Available.
                  ------------------------

         The maximum aggregate number of shares of CFC's common stock, $.001 par value per share ("Common Stock") for which Options may be awarded under the Plan is 500,000, subject to adjustment pursuant to Section 11. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by CFC. In the event that any Option under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised in whole or in part for any reason (other than cancellation as a result of the exercise of a tandem SAR), then the shares of Common Stock covered by such Option may, at the discretion of the Committee (as defined below), be made available for subsequent awards under the Plan, upon such terms as the Committee may determine.

         4.       Administration.
                  --------------

         (a) Committee. The Plan shall be administered by the Compensation Committee of the Board (the "Committee"); provided, however, that with respect to any Option grant to an Optionee (as defined in Section 5) who is subject to
Section 16 of the Securities Exchange Act of 1934, as amended (the "Act"), (A) the members of the Committee shall each be a "Non-Employee Director" as defined in Rule 16b-3(b)(3) under the Act, or (B) the full Board shall act in lieu of the Committee hereunder.

         (b) Powers of Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the exercise price of each such Option, the term of each such Option, the number of shares of Common Stock to be covered by each such Option and any vesting standards applicable to each such Option; (ii) to designate Options as ISOs or NSOs; (iii) to award SARs in tandem with such Options and (iv) to determine the employees, officers, directors and consultants to whom, and the time or times at which, Options and SARs shall be granted.

         (c) Delegation. The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation will cause the Plan to fail to comply with Rule 16b-3(d) of the Act. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

         (d) Interpretations. The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon CFC, all Optionees who have received awards under the Plan and all other interested persons.

         (e) Liability; Indemnification. No member of the Committee, nor any individual to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by CFC with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in CFCs Certificate of Incorporation and Bylaws, as amended from time to time.

         5.       Eligibility.
                  -----------

         Options and SARs may be granted to executive and key management employees, officers, directors and consultants of CFC and its Subsidiaries; provided, however, that ISOs may not be granted to any individual who is not an employee of CFC or its Subsidiaries. In determining the individuals to whom Options and SARs shall be granted and the number of shares to be covered by each Option and SAR, the Committee shall take into account the number of the services rendered by such individuals, their present and potential contribution to the success of CFC and its Subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant. Any individual who is granted an Option under the Plan is referred to herein as an "Optionee."

         6.       Terms and Conditions of Options.
                  -------------------------------

         (a) Grant of Options. Options may be granted under this Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions as the Committee shall from time to time determine. Each award of Options shall be evidenced by a written agreement, executed by the Optionee and CFC, and containing such restrictions, terms and conditions, if any, as the Committee may require (the "Option Agreement"). In the event of any conflict between an Option Agreement and the Plan, the terms of the Plan shall govern. The date on which the Option is granted to an Optionee, as set forth in the Option Agreement, is referred to herein as the "Date of Grant."

         (b) Option Price. The price at which a share of Common Stock may be purchased pursuant to the exercise of an Option shall be determined by the Committee at the Date of Grant; provided, however, that with respect to ISOs, the option price shall not be less than one hundred percent (100%) of the Fair Market Value (as defined in Section 14(b)) of the Common Stock subject to such Option on the Date of Grant.

         (c) Term of Options. The term of each Option granted under the Plan shall be established by the Committee. Except as otherwise provided in Section 7(a) with respect to ten percent (10%) stockholders of CFC, the term of each ISO shall not exceed ten (10) years from the Date of the Grant.

         (d) Vesting. Subject to the provisions of Section 12(a), no Option shall be exercisable until it has vested. Unless otherwise provided in an Option Agreement, each Option shall vest and become exercisable to the extent of thirty-three and one-third percent (33 1/3%) of the number of shares originally covered thereby on the first anniversary of the Date of Grant of such Option and to the extent of an additional thirty-three and one-third percent (33 1/3%) on the second and third anniversaries of the Date of Grant. The Committee may, in its sole discretion, at the time a grant is made, establish performance objectives which must be achieved as a condition of vesting in addition to the expiration of the vesting period. Performance objective may be expressed in terms of the Optionee's performance or the performance of CFC as a whole or of any division, subsidiary, operating unit or product line. The Committee may, in its sole discretion, accelerate the exercisability of any Option at any time.

         (e) Exercise of Options. Options may be exercised by an Optionee by giving written notice to the Committee stating the number of shares of Common Stock with respect to which the Option is being exercised and tendering payment therefor. Payment for the Common Stock issuable upon exercise of the Option shall be made in full in cash or, if the Committee, in its sole discretion, permits, in shares of Common Stock (valued at Fair Market Value on the date of exercise). As soon as reasonably practicable following such exercise, a certificate representing the shares of Common Stock purchased, registered in the name of the Optionee, shall be delivered to the Optionee.

         (f) Cancellation of SARs. Upon exercise of all or a portion of an Option, the related SARs, if any, shall be canceled with respect to an equal number of shares of Common Stock.

         7.       Special Rules Applicable to ISOs.
                  --------------------------------

         (a) Ten Percent Stockholders. Notwithstanding any other provisions of this Plan to the contrary, an individual may not receive an ISO under the Plan if such individual, on the Date of Grant, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of CFC or its Subsidiaries, unless (i) the option price for such ISO is at least one hundred and ten percent (110%) of the Fair Market Value of the Common Stock subject to such ISO on the Date of Grant and (ii) such ISO is not exercisable after the date five (5) years from its Date of Grant.

         (b) Limitation on Grants. The aggregate Fair Market Value (determined with respect to each ISO at the time such ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under this Plan or any other plan of CFC or a Subsidiary) shall not exceed one hundred thousand dollars ($100,000). Any portion of an Option which exceeds this annual limit shall be a NSO.

         (c) Limitations on Time of Grant. No grant of an ISO shall be made under this Plan more than ten (10) years after the earlier of the date of adoption of the Plan by the Board or the date the Plan is approved by CFC's stockholders.

         8.       Stock Appreciation Rights.
                  -------------------------

         (a) Grants of SARs. SARs may be awarded by the Committee in connection with any Option granted under the Plan, either on the Date of Grant of the Option or thereafter at any time prior to the exercise, termination or expiration of the Option. SARs shall be subject to such terms and conditions not inconsistent with the other provisions of this Plan as the Committee shall determine.

         (b) Exercise of SARs. An SAR shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of an SAR, the related Option shall be canceled with respect to an equal number of shares of Common Stock. An SAR shall entitle the Optionee to surrender to CFC unexercised the related Option, or any portion thereof, and to receive from CFC in exchange therefor that number of shares of Common Stock having an aggregate Fair Market Value equal to (A) the excess of (i) the Fair Market Value of one
(1) share of Common Stock as of the date the SAR is exercised over (ii) the Option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

         (c) Settlement of SARs. As soon as is reasonably practicable after the exercise of a SAR, CFC shall (i) issue, in the name of the Optionee, stock certificates representing the total number of full shares of Common Stock to which the Optionee is entitled pursuant to Section 8(b) hereof and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional shares, or (ii) if the Committee causes CFC to elect to settle all or part of its obligations arising out of the exercise of the SAR in cash pursuant to Section 8.4(d), deliver to the Optionee an amount in cash equal to the Fair Market Value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

         (d) Cash Settlement. The Committee, in its discretion, may cause CFC to settle all or any part of its obligation arising out of the exercise of a SAR by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise.

         9.       Nontransferability of Options.
                  -----------------------------

         No Option or SAR may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will, the applicable laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Code), and no Option or SAR shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option not specifically permitted herein shall be null and void and without effect. An Option or SAR may be exercised only by the Optionee during his or her lifetime and, following the Optionee's death, may be exercised only as provided in
Section 10(c).

         10.      Effect of Termination of Employment on Options.
                  ----------------------------------------------

         (a) Termination of Employment. In the event that an Optionee's employment or service as a non-employee director or consultant with CFC or a Subsidiary shall be terminated (for reasons other than death or disability) or in the event such Optionee shall resign from employment or service as a non-employee director or consultant, vested Options held by such Optionee may be exercised at any time within thirty (30) days after such employment or services ended, unless, in the case of an NSO, the exercise period is extended by the Committee; provided, however, if CFC severs the employment relationship or the performance of services by Optionee for "Cause" (as defined in Section 10(e)), the Optionee's right to exercise vested options shall terminate simultaneously with such severance of employment or services. In no event, however, may an Option be exercised after the expiration date of the Option as designated by the Committee pursuant to Section 6(c).

         (b) Disability. In the event that an Optionee's employment or service as a non-employee director or consultant with CFC or one of its Subsidiaries shall be terminated as a result of the disability of the Optionee (within the meaning of Section 22(e)(3) of the Code), vested Options and/or SARs may be exercised at any time during the first twelve
(12) months after such Optionee terminated employment or ceased serving as a non-employee director or consultant, unless, in the case an NSO, the exercise period is extended by the Committee. In no event, however, may the Option and/or SAR be exercised after the expiration date of the Option as designated by the Committee pursuant to Section 6(c).

         (c) Death. If an Optionee shall die while employed by or serving as a non-employee director or consultant of CFC or one of its Subsidiaries or within thirty (30) days after the termination of such employment or cessation of such director's term or service as a consultant, vested Options and SARs may be exercised by the Optionee's estate or by the person who acquires the right to exercise such Option and/or SAR on his or her death by bequest or inheritance. Such exercise may occur at any time within one (1) year after the date of the Optionee's death, unless, in the case of an NSO, the exercise period is extended by the Committee. In no event, however, may the Option and/or SAR be exercised after the expiration date of the Option as designated by the Committee pursuant to Section 6(c).

         (d) Nonvested Options. Unless accelerated in accordance with Section 6(d), nonvested Options and SARs shall terminate immediately upon the Optionee's termination of employment or cessation of service as a non-employee director or consultant with CFC and its Subsidiaries for any reason whatsoever, including death or disability.

         (e) Cause. For purposes of the Plan, "Cause" shall mean (i) the conviction by the Optionee of a felony under state or federal law; (ii) the knowing and continued failure by the Optionee substantially to perform his or her duties for CFC (other than any such failure resulting from incapacity due to physical or mental illness) for a period of fifteen (15) days after CFC delivers to the Optionee a demand for substantial performance, which specifically identifies the failures; or (iii) the knowing engagement by Optionee is misconduct which is materially injurious to CFC.

         11.      Adjustment Upon Changes in Capitalization.
                  -----------------------------------------

         Notwithstanding any other provision of the Plan, the Committee may at any time make or provide for such adjustments to the Plan, to the number and class of shares available thereunder or to any outstanding Options and SARs as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the number of shares of outstanding Common Stock by reason of stock dividends , split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like.

         12.      Change in Control.
                  -----------------

         (a) Effect of Change in Control. Upon a Change in Control as defined in
Section 12(b) below, all Options and SARs, whether or not vested, which have been granted under the Plan and which the Optionees are not then entitled to exercise shall be immediately accelerated and the Optionees shall be entitled to exercise such Options and SARs.

         (b) Definition of "Change in Control". "Change in Control" shall be deemed to occur if (i) a person (as that term is defined in Section 13(d) and 14(d) of the Act) other than a person who is a shareholder of CFC as of the effective date of the Plan, becomes, directly or indirectly, the beneficial owner of fifty percent (50%) or more of the then outstanding shares of Common Stock, (ii) there shall be consummated a sale or disposition of all or substantially all of CFC's assets to any other corporation or entity fifty percent (50%) or more of the stock or voting power of which is not owned, directly and indirectly, after the transaction by persons who were shareholders of CFC immediately before such transaction, (iii) there shall be consummated any merger, consolidation or any other business combination of CFC with or into any other corporation or entity, pursuant to which the shareholders of CFC immediately before such transaction do not own, directly or indirectly, immediately after such transaction, fifty percent (50%) or more of the voting power of CFC or the surviving or acquiring corporation or entity, as the case may be; (iv) less than two-thirds (2/3) of the Board consists of individuals who were members of the Board on the effective date of the Plan ("continuing directors"), and any successor of a continuing director who is recommended or elected to succeed the continuing director by a majority of the continuing directors; or (v) the shareholders of CFC approve a plan for the complete liquidation of the Company.

         13.      Amendment and Termination of Plan.
                  ---------------------------------

         Subject to any approval of the shareholders of CFC that may be required (or, in the opinion of the Committee, appropriate) under the law or the rules of any securities exchange on which the shares of Common Stock are listed or similar entity, the Committee may at any time amend, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall materially and adversely alter or impair any Option or SAR previously granted under the Plan without the consent of the holder thereof. No amendment requiring shareholder approval under Treasury Regulation Section 1.162-27 or Section 422 of the Code shall be valid unless such shareholder approval is secured as provided therein.

         14.      Miscellaneous.
                  -------------

         (a) Shareholder Approval. The shareholders of CFC shall duly approve this Plan within twelve (12) months after its adoption by the Board. If such shareholder approval is not obtained, then any grants made hereunder shall be automatically rescinded.

         (b) Fair Market Value. For purposes of the Plan, "Fair Market Value" shall mean (i) if the Common Stock is listed on an established stock exchange or exchanges (including for this purpose, the NASD National Market), the average of the highest and lowest sale prices of the stock quoted for such date as reported in the Transactions Index of each such exchange, as published in The Wall Street Journal and determined by the Board, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted; (ii) if the Common Stock is not then listed on an exchange or the NASDAQ National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on The NASDAQ Small Cap or OTC Electronic Bulletin

Board, as appropriate, on such date; (iii) if the Common Stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Board; provided, however, that when appropriate, the Board, in determining Fair Market Value of the Common Stock, may take into account such factors as it may deem appropriate under the circumstances. Notwithstanding the foregoing, the Fair Market Value of Common Stock for purposes of grants of ISOs shall be determined in compliance with applicable provisions of the Code.

         (c) Tax Withholding. CFC shall have the right to require Optionees or their beneficiaries or legal representatives to remit to CFC an amount sufficient to satisfy Federal, state and local withholding tax requirements, or to deduct from all payments under this Plan amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an Optionee in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Committee may, in its discretion, permit an Optionee to satisfy his or her tax withholding obligation either by (i) surrendering shares owned by the Optionee or (ii) having CFC withhold from shares otherwise deliverable to the Optionee. Shares surrendered or withheld shall be valued at their Fair Market Value as of the date on which income is required to be recognized for income tax purposes. In the case of an award of ISOs, the foregoing right shall be deemed to be provided to the Optionee at the time of such award.

         (d) Successors. The obligations of CFC under the Plan shall be binding upon any successor corporation or organization, resulting from the merger, consolidation or other reorganization of CFC, or upon any successor corporation or organization succeeding to substantially all of the assets and business of CFC. CFC shall make appropriate provision for the preservation of Optionees' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

         (e) No Right to Employment. Nothing in the Plan or in any Option Agreement entered into pursuant to Section 6(a), nor the grant of any Option, shall confer upon any individual any right to continue in the employ of CFC or a Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Option Agreement or interfere with or limit the right of CFC or a Subsidiary to modify the terms of or terminate such individual's employment at any time.

         (f) Notices. Notices required or permitted to be made under the Plan shall be sufficiently made if sent by registered or certified mail addressed (a) to the Optionee at the Optionee's address as set forth in the books and records of CFC or its Subsidiaries, or (b) to CFC or the Committee at the principal office of CFC.

         (g) Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         (h) Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Utah.

         (i) Term of Plan. Unless earlier terminated pursuant to Section 13, the Plan shall terminate on the tenth (10th) anniversary of the date of its adoption by the Board.

Date Approved by Board:  August 18, 1998.

Date Approved by Stockholders:________________________

                                                                       EXHIBIT B

                         CHAMPION FINANCIAL CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

         1. Purpose of the Plan. The Champion Financial Corporation Employee Stock Purchase Plan (the `Plan") is hereby adopted by Champion Financial Corporation, a Utah corporation ("CFC"), to give eligible employees of CFC and its participating subsidiaries an opportunity to acquire a proprietary interest in CFC through the purchase of CFC's common stock. The Plan is also designed to encourage eligible employees to remain in the employ of CFC. It is intended that options issued pursuant to this Plan shall constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Definitions.

                  2.1 "Account" means the record of the funds accumulated with respect to an Eligible Employee as a result of deductions from his or her paycheck for the purpose of purchasing Common Stock under the Plan.

                  2.2 "Base Pay" means regular straight time earnings or draw, and excludes compensation for overtime, commissions, bonuses, amounts paid as reimbursement of expenses and other additional compensation.

                  2.3 "Board" means the Board of Directors of CFC.

                  2.4 "Committee" means the Compensation Committee of the Board.

                  2.5 "Common Stock" means CFC's common stock, $.001 par value per share.

                  2.6 "Eligible Employee" means any person who is an employee of CFC or a Participating Subsidiary on an Offering Date and who has been an employee of CFC or the Participating Subsidiary continuously for at least the 90-day period prior to the Offering Date. Notwithstanding the foregoing, a person shall not be an Eligible Employee if (i) his or her customary employment is 20 hours or less per week; (ii) his or her customary employment is for not more than five months in the calendar year; or (iii) immediately after the grant of options hereunder in the specific Offering, he or she would own shares possessing 5% or more of the total combined voting power or value of all classes of shares of CFC. For this purpose, the rules of Section 424(d) of the Code shall apply in determining share ownership.

                  2.7 "Fair Market Value" (i) as of a date, means (A) if the Common Stock is listed on an established stock exchange or exchanges (including for this purpose, the NASD National Market), the average of the highest and lowest sale prices of the stock quoted for such date as reported in the Transactions Index of each such exchange, as published in The Wall Street Journal and determined by the Committee, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted; (B) if the

Common Stock is not then listed on an exchange or the NASDAQ National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on The NASDAQ Small Cap or OTC Electronic Bulletin Board, as appropriate, on such date; or (C) if the Common Stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Committee; and (ii) for an Offering, means the average of the prices determined under (i) (A), (B) or (C) above, as applicable, for all of the business days during such Offering.

                  2.8 "Offering"  means one of a series of periods  described in
Section 3.1 during which Base Pay deductions are made as described in Section 8.

                  2.9 "Offering Date" means the commencement date of an Offering if such date is a regular business day or, if the commencement date of the Offering is not a regular business day, the first business day following such commencement date.

                  2.10 "Participant" means an Eligible Employee who has elected to make Base Pay deductions in connection with an Offering.

                  2.11  "Participating  Subsidiary"  means any corporation which
(i) is a "subsidiary corporation" of CFC, as that term is defined in Section 424(f) of the Code, and (ii) is designated by the Committee as a participating employer under the Plan. The Committee shall have the power to make such designation before or after the Plan is approved by CFC's shareholders.

                  2.12 "Pay Day" means the day as of which Base Pay is paid to an Eligible Employee.

         3. Offerings.

                  3.1 The first Offering under the Plan shall commence on November 1, 1998, and terminate on March 31, 1999. Subsequent Offerings shall commence on April 1, 1999 and each April 1 thereafter and terminate on the following March 31 until the Plan is terminated by the Board or no additional shares of Common Stock are available for purchase under the Plan; provided, however, that each annual Offering may, in the discretion of the Committee exercised prior to the commencement of the Offering, be divided into two six-month Offerings commencing on April 1 and October 1 and terminating on the following September 30 and March 31, respectively.

                  3.2 In connection with an Offering, each Eligible Employee with respect to such Offering will be given the opportunity to elect Base Pay deductions sufficient to purchase Common Stock subject to options granted in such Offering.

         4. Exercise Price. The purchase price per share for each Offering shall be 85% of the lesser of: (i) the Fair Market Value of a share of Common Stock on the last business day of the Offering; or (ii) the greater of (A) the Fair Market Value of a share of Common Stock for the

Offering, and (B) the Fair Market Value of a share of Common Stock on the first business day of the Offering.

         5. Stock Subject to the Plan. The maximum number of shares of Common Stock available for grant under the Plan shall not exceed 500,000. The maximum number of shares which may be issued pursuant to the initial five-month Offering beginning November 1, 1998, is 70,000. The maximum number of shares which may be issued pursuant to any subsequent annual Offering is 125,000. In the event the Board elects to offer six-month Offerings pursuant to Section 3.1, the maximum number of shares which may be issued pursuant to the Plan during each such Offering shall be 62,500. The number of Shares which may be issued under the Plan or during such six-month Offering, as set forth in this Section 5, may be increased or decreased pursuant to Section 6. Shares of Common Stock subject to Options granted pursuant to the Plan may be either authorized but unissued shares, shares now held in the treasury of CFC, or shares hereafter acquired by CFC. In the event that any option granted under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised, in whole or in part, for any reason, the number of shares of Common Stock theretofore subject to such option shall again be available for grant under an option pursuant to the Plan and shall not reduce the maximum number of shares of Common Stock available for grant under such options as set forth in this Section.

         6. Changes in Capital Structure.

                  6.1 In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of CFC or of another corporation, by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in shares, appropriate adjustment shall be made by the Committee in the number or kind of shares as to which an option granted under this Plan shall be exercisable, to the end that the option holder's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Committee shall be consistent with
Section 424(a) of the Code and shall be conclusive.

                  6.2 If CFC is not the surviving or resulting corporation in any reorganization, merger, consolidation or recapitalization, each outstanding option shall be assumed by the surviving or resulting corporation and each option shall continue in full force and effect, and shall apply to the same number and class of securities of the surviving corporation as a holder of the number of shares of Common Stock subject to such option would have received in such consolidation or recapitalization.

         7. Participation.

                  7.1 An Eligible Employee with respect to an Offering may become a Participant in connection with the Offering by completing, signing and filing an enrollment agreement ("Enrollment Agreement") and any other necessary papers with the Committee at least 15 days prior to the commencement of the particular Offering. Base Pay deductions for a

Participant shall commence on the first Pay Day in the Offering and shall end on the last Pay Day in the Offering unless earlier terminated by the Participant as provided in Section 13. Subject to Section 7.2, participation in one Offering under the Plan shall neither limit, nor require, participation in any other Offering.

                  7.2 Unless otherwise specified, an Enrollment Agreement will continue to apply to succeeding Offerings unless modified or revoked.

         8. Base Pay Deductions.

                  8.1 At the time a Participant files his or her Enrollment Agreement, he or she shall elect to have deductions made from his or her Base Pay of not less than $10 or more than 15% of his or her Base Pay on each Pay Day during the time he or she is a Participant in the Offering.

                  8.2 All Base Pay deductions made for a Participant shall be credited to his or her Account under the Plan. A Participant may not make any separate cash payment into such Account nor may payment for shares be made other than by Base Pay deduction.

                  8.3 A Participant may discontinue his or her Base Pay deductions or participation in the Plan only as provided in Section 13.

                  8.4 A Participant may change the amount of his or her Base Pay deductions, pursuant to procedures established by the Committee, by submitting a revised Enrollment Agreement. Any such change shall be effective as soon as administratively feasible.

         9. Granting of Option.

                  9.1 On each Offering Date, the Plan shall be deemed to have granted to the Participant an option to purchase a maximum number of full shares of Common Stock determined by dividing 15% of the Participant's estimated Base Pay for the Offering by 85% of the Fair Market Value of a share of Common Stock on the Offering Date. For this purpose, the Participant's "estimated Base Pay for the Offering" shall be equal to the Participant's Base Pay during the initial payroll period in the Offering by the number of payroll periods in the Offering.

                  9.2 Notwithstanding the foregoing, no employee shall be granted an option which permits his or her rights to purchase Common Stock under the Plan and any similar employee stock purchase plans of CFC and, if applicable, a Subsidiary to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code. In addition, no employee shall be permitted to purchase shares in excess of the number of shares for which he or she has been granted options pursuant to Section 9.1.

                  9.3 Except as specifically provided herein, all Eligible Employees shall have the same rights and privileges under the Plan. All rules and determinations of the Committee in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.

                  9.4 If the total number of shares for which options are to be granted on any Offering Date in accordance with Section 9.1 exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as shall be practical and as it shall determine to be equitable.

         10. Exercise of Option. Each employee who continues to be a Participant in an Offering on the last business day of that Offering shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from CFC such number of full shares of Common Stock reserved for the purpose of the Plan as his or her accumulated Base Pay deductions on such date will pay for the purchase price. Any balance remaining in a Participant's Account after such purchase will be subject to Section 14.

         11. Employee's Rights as a Stockholder.

                  11.1 No Eligible Employee shall have any right as a stockholder with respect to any shares under the Plan until the shares have been purchased in accordance with Section 10 above and the purchase has been evidenced on the ownership records of CFC.

                  11.2 Shares purchased in an Offering shall be reflected by means of a book entry record maintained by the Committee except to the extent that the Participant requests that certificates be delivered with respect to such shares pursuant to procedures established by CFC.

                  11.3 Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Committee prior to the termination date of the pertinent Offering, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with right of survivorship, to the extent and in the manner permitted by applicable law.

                  11.4 The obligations of CFC to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933 if deemed necessary or appropriate by CFC.

                  11.5 Certificates for shares of Common Stock issued hereunder may be legended as the Committee shall deem appropriate, and may be legended to reflect the restrictions of Section 12.

         12. Disposition of Common Stock. Except as provided in the next sentence, no "disposition" (as that term is defined in Section 424(c) of the Code) may be made of any

Common Stock purchased under the Plan until the first anniversary of such purchase. Notwithstanding the foregoing, if a Participant who owns Common Stock subject to the foregoing restriction is determined by the Committee in its discretion to have a serious financial need for the proceeds of the sale of such Common Stock, then upon application made by the Participant, the Committee shall consent to a disposition of such Common Stock to the extent necessary to satisfy the serious financial need, and shall give instructions to the transfer agent to register such disposition on the stock records of CFC.

         13. Withdrawal.

                  13.1 A Participant may withdraw from the Plan, in whole but not in part, by delivering a withdrawal notice ("Withdrawal Notice") to CFC at least 15 days prior to the end of such Offering, in which event CFC will refund the entire balance of his or her Account as soon as practicable thereafter.

                  13.2 To re-enter the Plan, an Eligible Employee who has previously withdrawn must file a new Enrollment Agreement in accordance with
Section 7. His or her re-entry into the Plan cannot, however, become effective before the beginning of the next Offering following his or her withdrawal. A Participant may not withdraw from and re-enter the Plan more than twice in any calendar year.

                  13.3 A Participant may elect to discontinue his or her Base Pay deductions during the course of a particular Offering and with respect to such Offering, by delivering an election to discontinue deductions to the Committee, and such election shall be effective as soon as administratively feasible and shall not constitute a withdrawal for the purpose of this Section
13. In the event that a Participant elects to discontinue his or her Base Pay deductions pursuant to this Section 13.3, he or she shall remain a Participant in such Offering and shall be entitled to purchase from CFC such number of full shares of Common Stock as set forth in and in accordance with Section 10 of the Plan. A discontinuance pursuant to this Section 13.3 shall not constitute a modification or revocation of a Participant's Enrollment Agreement with respect to subsequent Offerings.

         14. Carryover of Account. Unless a Participant elects otherwise, the Committee shall carry over the remaining balance of his or her Account to the next Offering; provided that only amounts less than the price of a single share in an Offering may be carried over from the Offering to the next Offering. Upon termination of the Plan, the balance of each employee's Account shall be returned to him or her.

         15. Interest. No interest will be paid or allowed on any money in the Accounts of Participants.

         16. Rights Not Transferable. No Participant shall be permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber either the Base Pay deductions credited to his or her Account or any rights with regard to the exercise of an option or to receive shares under the Plan, other than by will or the laws of descent and distribution, and such right and interest shall not be liable for, or subject to, the debts, contracts, or liabilities of the Participant. If any such action is taken by the Participant, or any claim is perfected by any other party in respect of such right and interest whether by garnishment, levy, attachment or otherwise, such action or claim will be treated as an election to withdraw funds in accordance with
Section 13.

         17. Termination of Employee's Rights. An Eligible Employee's rights under the Plan will terminate when he or she ceases to be an employee because of resignation, layoff, or discharge. Subject to the next sentence, a Withdrawal Notice will be considered as having been received from the employee on the day his or her employment ceases, and all Base Pay deductions not used will be refunded.

         If a Participant's employment shall be terminated by reason of retirement, death, or disability prior to the end of an Offering, he or she (or his or her designated beneficiary, in the event of his or her death, or if none, his or her legal representative) shall have the right, within ninety (90) days of such retirement, death or disability, to elect to have the balance of his or her Account either paid to him or her in cash or applied at the end of the current Offering toward the purchase price of Common Stock.

         18. Administration of the Plan. The Plan shall be administered by the Committee. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

         Subject to the provisions of the Plan, and with a view to effecting its purpose, the Committee shall have sole authority, in its absolute discretion, to
(a) construe and interpret the provisions of the Plan; (b) define the terms used in the Plan; (c) prescribe, amend and rescind rules and regulations relating to the Plan; (d) correct any defect, supply any omission or reconcile any inconsistency in the Plan; (e) determine the time or times at which options shall be granted under the Plan; (f) determine all other terms and conditions of options; and (g) make all other determinations necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all Participants in the Plan and on their legal representatives, heirs and beneficiaries.

         Expenses of administration of the Plan will be paid by CFC.

         19. Termination and Amendments to Plan. The Plan may be terminated at any time by the Board. It will terminate in any case on the earlier of (a) the date on which all or substantially all of the unissued shares of Common Stock reserved for the purpose of the Plan have been purchased, or (b) 10 years from the date the Plan is adopted by the Board. Upon termination of the Plan, all Base Pay deductions not used to purchase shares will be refunded.

         The Board also reserves the right to amend the Plan from time to time in any respect, provided, however, that no amendment shall be effective without prior approval of the stockholders (a) which would, except as provided in Sections 5 and 6, increase the maximum number of shares of Common Stock to be issued under the Plan, (b) which would change the class of employees eligible to receive options under the Plan or (c) if such amendment requires stockholder approval for any other reason in order for the Plan to be eligible or continue to qualify for the benefits conferred by Rule 16b-3 of the Securities Exchange Act of 1934, or any successor rule or regulatory requirements. No amendment may adversely affect an outstanding option without the consent of the holder thereof unless such amendment is required by law.

         20. Approval of Stockholders. The Plan shall not take effect until approved by the holders of a majority of the outstanding shares of Common Stock of CFC, which approval must occur within the period beginning twelve months before and ending twelve months after the date the Plan is adopted by the Board.

         Date Approved by Board:  August 18, 1998.

         Dated Approved by Stockholders:_______________________

                                                                       EXHIBIT C

                              PROPOSED AMENDMENT TO
                     THE COMPANY'S ARTICLES OF INCORPORATION
                         CONCERNING REVERSE STOCK SPLIT

         RESOLVED, that the current amount of outstanding Common Stock of the Corporation, par value $.001 per share, shall be reduced by a factor of one (1) for two (2), thereby reducing the total number of outstanding shares to 3,384,952, but leaving the total authorized shares of Common Stock at
100,000,000 (one hundred million) shares, and that the officers of the Corporation are hereby empowered and directed to file any and all necessary communications associated with such change.

                                                                       EXHIBIT D

                          CERTIFICATE OF INCORPORATION
                                       OF
                                HEALTHSTAR CORP.

         For purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, the undersigned, whose mailing address is 8745 West Higgins, Suite 300, Chicago, Illinois 60631, and whose powers as incorporator shall terminate immediately upon the filing of this Certificate, does execute this Certificate and does hereby certify as follows:

                                   ARTICLE I.

         The name of the Corporation is HealthStar Corp.

                                   ARTICLE II.

         The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III.

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                                   ARTICLE IV.

         A. Classes of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, as "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is sixteen million (16,000,000) shares. Fifteen million (15,000,000) shares shall be Common Stock, $.001 par value per share, and one million (1,000,000) shares shall be Preferred Stock, $.001 par value per share.

         B. Issuance of Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing one or more certificates pursuant to the Delaware General Corporation Law (each, a "Preferred Stock Designation"), to fix or alter from time to time the designations, powers, preferences and rights of each such series of Preferred Stock and the qualifications, limitations or restriction thereof, including without limitation the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and the liquidation preferences of any wholly-unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

         C. Common Stock.

                  1. Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

                  2. Redemption. The Common Stock is not redeemable upon demand of any holder thereof or upon demand of this Corporation.

                  3. Voting Rights. The holder of each share of Common Stock shall have the right to one vote, and shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of this Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

                                   ARTICLE V.

         A. Exculpation. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is hereafter amended to further reduce or to authorize, with the approval of the
Corporation's stockholders, further reductions in the liability of the Corporation's directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended.

         B. Indemnification. To the extent permitted by applicable law, this Corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits this Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders, and others.

         C. Effect of Repeal or Modification. Any repeal or modification of any of the foregoing provisions of this Article V shall be prospective and shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

                                   ARTICLE VI.

         A. The number of directors constituting the entire Board shall be determined by the Board from time to time by vote of a majority of the entire Board, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office, and provided further, that the number of directors constituting the entire Board shall be seven (7) until otherwise fixed by a majority of the entire Board.

         B. The Board of Directors shall be divided into three classes, as nearly equal in numbers as the then total number of directors constituting the entire Board permits, with the term of office of one class expiring each year. At the first annual meeting of stockholders in 1999, directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders. Subject to the foregoing, at each annual meeting of stockholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

         C. Notwithstanding any other provisions of this Certificate of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this Certificate of Incorporation or the By-Laws of the Corporation), any director or the entire Board of Directors of the Corporation may be removed at any time, but only for cause and only by the affirmative vote of the holders of 75% or more of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the provisions of section (c) of this Article shall not apply with respect to the director or directors elected by such holders of Preferred Stock.

                                  ARTICLE VII.

         Elections of directors need not be by written ballot except and to the extent provided in the Bylaws of the Corporation.

                                  ARTICLE VIII.

         The Corporation is to have a perpetual existence.

                                   ARTICLE IX.

         The Corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate of Incorporation and/or any provision contained in any amendment to or restatement of this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

                                   ARTICLE X.

         The Board of Directors may from time to time make, amend, supplement or repeal the Bylaws by the requisite affirmative vote of Directors as set forth in the Bylaws.

                                   ARTICLE XI.

         The Corporation shall not be subject to the provisions of Section 203 of the Delaware General Corporation Law.

                                  ARTICLE XII.

         No action required to be taken or which may be taken at any annual or special meeting of stockholders of the corporation may be taken without a meeting and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

                                  ARTICLE XIII.

         The initial director of the Corporation shall be Steven Carder, whose mailing address is 8745 West Higgins, Suite 300, Chicago, Illinois 60631, and who shall serve until the first annual meeting of stockholders of the Corporation or, if sooner, until his successor is duly elected and qualified. Upon the election and qualification of the successor to the initial director, the Corporation shall have the number of directors set forth in the bylaws of the Corporation, as amended from time to time.

         IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed on this _____ day of ___________, 1998.



                                       _________________________________________
                                       Incorporator

                                                                       EXHIBIT E






--------------------------------------------------------------------------------









                                     BYLAWS

                                       OF

                                HEALTHSTAR CORP.
                            (a Delaware corporation)

                           (Effective _________, 1998)









--------------------------------------------------------------------------------

                                 INDEX TO BYLAWS

                                                                                  Page
                                                                                  ----
ARTICLE I            STOCKHOLDERS                                                   1

      Section 1        Annual Meeting                                               1
                       --------------

      Section 2        Special Meeting                                              1
                       ---------------

      Section 3        Place of Meeting                                             1
                       ----------------

      Section 4        Notice of Meeting                                            1
                       -----------------

      Section 5        Fixing Date for Determination of Stockholders of Record      1
                       -------------------------------------------------------

      Section 6        Voting Record                                                2
                       -------------

      Section 7        Quorum and Manner of Acting                                  2
                       ---------------------------

      Section 8        Voting of Shares of Stock                                    2
                       -------------------------

      Section 9        Organization                                                 3
                       ------------

      Section 10       Order of Business                                            3
                       -----------------

      Section 11       Nomination of Directors                                      3
                       -----------------------

      Section 12       Business at Annual Meetings                                  4
                       ---------------------------

      Section 13       Election of Directors                                        5
                       ---------------------

      Section 14       Action by Stockholders Without a Meeting                     5
                       ----------------------------------------

      Section 15       Irregularities                                               5
                       --------------

ARTICLE II          BOARD OF DIRECTORS                                              6

      Section 1        General Powers                                               6
                       --------------

      Section 2        Number and Term of Office                                    6
                       -------------------------

      Section 3        Place of Meeting                                             6
                       ----------------

      Section 4        Annual Meeting                                               6
                       --------------

      Section 5        Regular Meetings                                             6
                       ----------------

      Section 6        Special Meetings; Notice                                     6
                       ------------------------

                                                                                  Page
                                                                                  ----

      Section 7        Quorum and Manner of Acting                                  7
                       ---------------------------

      Section 8        Organization                                                 7
                       ------------

      Section 9        Action by Directors Without a Meeting                        7
                       -------------------------------------

      Section 10       Committees                                                   7
                       ----------

      Section 11       Resignations                                                 7
                       ------------

      Section 12       Removal of Directors                                         8
                       --------------------

      Section 13       Vacancies                                                    8
                       ---------

      Section 14       Compensation                                                 8
                       ------------

ARTICLE III         OFFICERS                                                        8

      Section 1        Number                                                       8
                       ------

      Section 2        Election and Term of Office                                  8
                       ---------------------------

      Section 3        Agents                                                       8
                       ------

      Section 4        Removal                                                      9
                       -------

      Section 5        Resignations                                                 9
                       ------------

      Section 6        Vacancies                                                    9
                       ---------

      Section 7        President                                                    9
                       ---------

      Section 8        Vice President                                               9
                       --------------

      Section 9        Secretary                                                    9
                       ---------

      Section 10       Treasurer                                                   10
                       ---------

      Section 11       Assistant Officers                                          10
                       ------------------

      Section 12       Chairman of the Board                                       10
                       ---------------------

ARTICLE IV          CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS,
                    SECURITIES OF OTHER CORPORATIONS                               11

      Section 1        Execution of Contracts                                      11
                       ----------------------

      Section 2        Attestation                                                 11
                       -----------

                                                                                  Page
                                                                                  ----

      Section 3        Loans                                                       11
                       -----

      Section 4        Checks, Drafts                                              11
                       --------------

      Section 5        Deposits                                                    11
                       --------

      Section 6        Proxies in Respect of Stock or Other Securities of Other
                       --------------------------------------------------------
                       Corporations                                                11
                       ------------

ARTICLE V           STOCK                                                          12

      Section 1        Certificates and Uncertified Shares                         12
                       -----------------------------------

      Section 2        Transfers of Stock                                          12
                       ------------------

      Section 3        Regulations                                                 12
                       -----------

ARTICLE VI          DIVIDENDS                                                      13

ARTICLE VII         INDEMNIFICATION OF OFFICERS AND DIRECTORS                      13

ARTICLE VIII        SEAL                                                           14

ARTICLE IX          AMENDMENTS                                                     14

                                     BYLAWS

                                       OF

                                HEALTHSTAR CORP.
                            (a Delaware corporation)
                           (Effective ________, 1998)


                                    ARTICLE I

                                  STOCKHOLDERS
                                  ------------

         1. Annual Meeting. The annual meeting of the stockholders shall be held on such date and at such time as shall be designated from time to time by the Board and stated in the notice of the meeting. At the annual meeting, stockholders shall elect directors and transact such other business as may properly come before the meeting.

         2. Special Meeting. Special meetings of the stockholders may be called for any purpose or purposes at any time by the President, Chairman of the Board, or the Board, or otherwise as provided by the Delaware General Corporation Law. In the event that the Corporation shall have no directors in office, any officer or any stockholder may call a special meeting of stockholders for the purpose of electing at least one director.

         3. Place of Meeting. Annual and special meetings of the stockholders shall be held at the principal place of business of the Corporation, unless a different place, either within or without the State of Delaware, is specified in the notice of such meeting, or in the event of a waiver of notice of such meeting, in such waiver of notice.

         4. Notice of Meeting. Written notice stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by an officer of the Corporation at the direction of the person or persons calling the meeting. If mailed, notice shall be deemed to be delivered when mailed to the stockholder at his or her address as it appears on the stock transfer books of the Corporation. A written waiver of notice, whether given before or after the meeting to which it relates, shall be equivalent to the giving of notice of such meeting to the stockholder or stockholders signing such waiver. Attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when the stockholder attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

         5. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix in advance a record date, which shall not be more than sixty (60) nor less than ten (10) days prior to the date of such meeting or such action, as the case may be. If the Board has not fixed a record date for determining the stockholders entitled to notice of or to vote at a meeting of stockholders, the record date shall be at the close of business on the day before the day on which notice is given, or if notice is waived, at the commencement of the meeting. If the Board has not fixed a record date for determining the stockholders entitled to express consent to corporate action in writing without a meeting, the record date shall be the time of the day on which the first written consent is served on the Corporation in the manner provided by the Delaware General Corporation Law. If the Board has not fixed a record date for determining stockholders for any other purpose, the record date shall be at the close of business on the day before the Board adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting if such adjournment or adjournments does not exceed one hundred twenty (120) days in the aggregate; provided, however, that the Board may fix a new record date for the adjourned meeting.

         6. Voting Record. The Secretary or other officer having charge of the stock transfer books of the Corporation shall make, or cause to be made, a complete record of the stockholders entitled to vote at a meeting of stockholders or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each stockholder. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to inspection by the stockholders during the entire time of the meeting for the purposes thereof. Failure to comply with the requirements of this Section 6, however, shall not affect the validity of any action taken at any such meeting.

         7. Quorum and Manner of Acting. At any meeting of the stockholders, the presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote shall constitute a quorum. All shares represented and entitled to vote on any single subject matter which may be brought before the meeting shall be counted for quorum purposes. Only those shares entitled to vote on a particular subject matter shall be counted for the purpose of voting on that subject matter. Business may be conducted once a quorum is present and may continue to be conducted until adjournment sine die, notwithstanding the withdrawal or temporary absence of stockholders leaving less than a quorum. Except as otherwise provided in the Delaware General Corporation Law, the affirmative vote of the holders of a majority of the shares of stock then represented at the meeting and entitled to vote on the subject matter under consideration shall be the act of the stockholders; provided, however, that if the shares of stock then represented are less than the number required to constitute a quorum, the affirmative vote must be such as would constitute a majority if a quorum were present, except that the affirmative vote of the holders of a majority of the shares of stock then present is sufficient in all cases to adjourn a meeting.

         8. Voting of Shares of Stock. Each stockholder shall be entitled to one vote or corresponding fraction thereof for each share of stock or fraction thereof standing in his or her name on the books of the Corporation on the record date. A stockholder may vote either in person or by proxy executed in writing by the stockholder or by his or her duly authorized attorney-in-fact, but no such proxy shall be voted or acted upon after eleven
(11) months from the date of its execution unless the proxy provides for a longer period. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares of stock entitled to vote in the election of directors of such other corporation is held directly or indirectly by the Corporation, shall neither be entitled to vote nor counted for quorum purposes; provided, however, that the foregoing shall not be construed as limiting the right of the Corporation to vote its own stock when held by it in a fiduciary capacity. The Board, in its discretion, or the officer of the Corporation presiding at the meeting, in such officer's discretion, may require that any votes cast at such meeting shall be cast by written ballot.

         9. Organization. At each meeting of the stockholders, the Chairman of the Board, or, if the Chairman of the Board is absent, the President or another officer of the Corporation chosen as chairman of such meeting by the Board, shall act as chairman of the meeting and preside thereat. The Secretary, or, if the Secretary is absent from the meeting or is required pursuant to the provisions of this Section 9 to act as chairman of such meeting, the person (who shall be an Assistant Secretary, if any and if present) whom the chairman of the meeting shall appoint shall act as secretary of the meeting and keep the minutes thereof.

         10. Order of Business. The order of business at each meeting of the stockholders shall be determined by the chairman of such meeting.

         11. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board may be made at any annual meeting of Stockholders (a) by or at the direction of the Board (or any duly authorized committee thereof), or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 11 and on the record date for the determination of stockholders entitled to vote at such annual meeting, and (ii) who complies with the notice procedures set forth in this Section 11.

                  In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

                  To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less than sixty days nor more than ninety days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

                  To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person, and
(iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder,
(iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

                  Notwithstanding compliance with the foregoing provisions, the Board shall not be obligated to include information as to any stockholder nominee for director in any proxy statement or other communication sent to stockholders.

                  No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this
Section 11. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

         12. Business at Annual Meetings. No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board (or any duly authorized committee thereof), or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 12 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 12.

                  In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

                  To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty days nor more than ninety days prior to the anniversary date of the immediately preceding annual meeting of Stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

                  To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder,
(iii) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder with the proposal of such business by such stockholder and any material interest of such stockholder in such business and, (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

                  No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 12, provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 12 shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

         13. Election of Directors. At each election of directors, each stockholder entitled to vote thereat shall have the right to vote, in person or by proxy, the number of shares of stock owned by such stockholder for as many persons as there are directors to be elected and for whose election he or she has a right to vote. The candidates receiving the greatest number of votes, up to the number of directors to be elected, shall be the directors.

         14. Action By Stockholders Without a Meeting. Except as expressly required by Delaware law or as permitted by the Board, stockholders may not act by written consent.

         15. Irregularities. All informalities and irregularities at any meeting of the stockholders with respect to calls, notices of meeting, the manner of voting, the form of proxies and credentials, and the method of ascertaining those present shall be deemed waived if no objection is made at the meeting.

                                   ARTICLE II

                               BOARD OF DIRECTORS
                               ------------------

         1. General Powers. The business and affairs of the Corporation shall be managed by the Board of Directors.

         2. Number and Term of Office. Subject to the requirements of the Delaware General Corporation Law, the Board may from time to time determine the number of directors. Until the Board shall otherwise determine, the number of directors shall be seven (7). Each director shall hold office for a term of three (3) years, or until his or her successor is elected, or until his or her death, or until his or her earlier resignation or removal in the manner hereinafter provided.

         3. Place of Meeting. The Board may hold its meetings at such place or places, within or without the State of Delaware, as the Board may from time to time determine or as shall be designated in any notices or waivers of notice thereof. Any such meeting, whether regular or special, may be held by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting in such manner shall constitute presence in person at such meeting.

         4. Annual Meeting. As soon as practicable after each annual election of directors and on the same day, the Board may meet for the purpose of organization and the transaction of other business at the place where regular meetings of the Board are held, and no notice of such meeting shall be necessary in order to legally hold the meeting, provided that a quorum is present. If such meeting is not held as provided above, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for a special meeting of the Board, or in the event of waiver of notice as specified in the written waiver of notice.

         5. Regular Meetings. Regular meetings of the Board may be held without notice at such times as the Board shall from time to time determine. If any day fixed for a regular meeting shall be a legal holiday in Delaware, the meeting that would otherwise be held on that day shall be held at the same hour on the next succeeding business day.

         6. Special Meetings; Notice. Special meetings of the Board shall be held whenever called by the President, the Chairman of the Board or a majority of the directors at the time in office. Notice shall be given, in the manner hereinafter provided, of each such special meeting, which notice shall state the time and place of such meeting, but need not state the purposes thereof. Except as otherwise provided in Section 7 of this Article II, notice of each such meeting shall be mailed to each director, addressed to him or her at his or her residence or usual place of business, at least two (2) days before the day on which such meeting is to be held, or shall be sent addressed to him or her at such place by telefacsimile, wireless or other form of recorded communication or delivered personally or by telephone not later than the day before the day on which such meeting is to be held. A written waiver of notice, whether given before or after the meeting to which it relates, shall be equivalent to the giving of notice of such meeting to the director or directors signing such waiver. Attendance of a director at a special meeting of the Board shall constitute a waiver of notice of such meeting, except when he or she attends the meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

         7. Quorum and Manner of Acting. A majority of the whole Board shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and except as otherwise specified in these Bylaws, and except also as otherwise expressly provided by the Delaware General Corporation Law, the vote of a majority of the directors present at any such meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum from any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time to another time or place, without notice other than announcement at the meeting, until a quorum shall be present thereat. The directors shall act only as a Board and the individual directors shall have no power as such.

         8. Organization. At each meeting of the Board, the President, or if he or she is absent, a director chosen by a majority of the directors present, shall act as chairman of such meeting and preside thereat. The Secretary, or if he or she is absent, the person (who shall be an Assistant Secretary, if any and if present) whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

         9. Action by Directors Without a Meeting. Any action required or permitted to be taken at a meeting of the Board may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by all directors entitled to vote with respect to the subject matter thereof.

         10. Committees. The Board may, by resolution passed by a majority of the entire Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any absent or disqualified member. A majority of the members of a committee, including any alternate members, shall constitute a quorum of such committee. Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes and report to the Board when required.

         11. Resignations. Any director may resign at any time by giving written notice of his or her resignation to the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time when it shall become effective is not specified therein, it shall take effect immediately upon its receipt by the President or the Secretary; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         12. Removal of Directors. Directors may be removed, with or without cause, as provided from time to time by the Delaware General Corporation Law as then in effect.

         13. Vacancies. Any vacancy occurring in the Board, and any newly created directorship, may be filled by a majority of the directors then in office, including any director whose resignation from the Board becomes effective at a future time, even if the number of directors then in office is less than a quorum of the whole Board, or by a sole remaining director. Notwithstanding the foregoing, if the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. If at any time the Corporation has no directors in office, any officer or any stockholder or any fiduciary entrusted with responsibility for the person or estate of a stockholder may call a special meeting of the stockholders for the purpose of filling vacancies in the Board.

         14. Compensation. The Board may at any time and from time to time provide that directors shall be paid a fixed sum for attendance at each meeting of the Board or a stated salary as director. In addition, the Board may at any time and from time to time provide that directors shall be paid their actual expenses, if any, of attendance at each meeting of the Board. Members of special or standing committees may be allowed like compensation for attending committee meetings. Nothing in this section shall be construed as precluding any director from serving the Corporation in any other capacity and receiving compensation therefor. In addition, the Board may adopt one or more director compensation plans using securities of the Corporation.

                                   ARTICLE III

                                    OFFICERS
                                    --------

         1. Number. The Corporation shall have the following officers: a President, a Vice President, a Secretary and a Treasurer. At the discretion of the Board, the Corporation may also have a Chairman of the Board (who shall be an officer only if so designated by the Board), additional Vice Presidents (however designated, including the designations Executive Vice President and Senior Vice President), one or more Assistant Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers. Any two or more offices may be held by the same person.

         2. Election and Term of Office. The officers of the Corporation shall be elected annually by the Board. Each such officer shall hold office until his or her successor is duly elected or until his or her earlier death or resignation or removal in the manner hereinafter provided.

         3. Agents.  In addition to the officers  mentioned in Section 1 of this
Article III, the Board may appoint such agents as the Board may deem necessary or advisable, each of which agents shall have such authority and perform such duties as are provided in these Bylaws or as the Board may from time to time determine. The Board may delegate to any officer or to any committee the power to appoint or remove any such agents.

         4. Removal. Any officer may be removed, with or without cause, at any time by resolution adopted by a majority of the whole Board.

         5. Resignations. Any officer may resign at any time by giving written notice of his or her resignation to the Board, the President or the Secretary. Any such resignation shall take effect at the time specified therein, or, if the time when it shall become effective is not specified therein, it shall take effect immediately upon its receipt by the Board, the President or the Secretary; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         6. Vacancies. A vacancy in any office due to death, resignation, removal, disqualification or any other cause may be filled for the unexpired portion of the term thereof by the Board.

         7. President. The President shall be the Chief Executive Officer of the Corporation and shall have, subject to the control of the Board, general and active supervision and direction over the business and affairs of the
Corporation and over its several officers. He or she may sign, with the Secretary or an Assistant Secretary, certificates for stock of the Corporation. He or she may sign, execute and deliver in the name of the Corporation all deeds, mortgages, bonds, contracts or other instruments authorized by the Board, except in cases where the signing, execution or delivery thereof is expressly delegated by the Board or by these Bylaws to some other officer or agent of the Corporation or where any of them are required by law otherwise to be signed, executed or delivered, and he or she may cause the corporate seal, if any, to be affixed to any instrument which requires it. In general, the President shall perform all duties incident to the office of the President and such other duties as from time to time may be assigned to him or her by the Board.

         8. Vice President. The Vice President and any additional Vice Presidents shall have such powers and perform such duties as the President or the Board may from time to time prescribe and shall perform such other duties as may be prescribed by these Bylaws. At the request of the President, or in case of his or her absence or inability to act, the Vice President shall perform the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. In the event that there is more than one Vice President, the Board shall designate which Vice President is to act for the President.

         9. Secretary. The Secretary shall: (a) record all the proceedings of the meetings of the stockholders, the Board and any committee established by the Board, if any, in one or more books kept for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be the custodian of all contracts, deeds, documents, all other indicia of title to properties owned by the Corporation and of its other corporate records (except accounting records) and of the corporate seal, if any, and affix such seal to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (d) sign, with the President or a Vice President, certificates for stock of the Corporation; (e) have charge, directly or through the transfer clerk or transfer clerks, transfer agent or transfer agents and registrar or registrars appointed as provided in Section 3 of Article V of these Bylaws, of the issue, transfer and registration of certificates for stock of the Corporation and of the records thereof, such records to be kept in such manner as to show at any time the amount of the stock of the Corporation issued and outstanding, the manner in which and the time when such stock was paid for, the names, alphabetically arranged, and the addresses of the holders of record thereof, the number of shares held by each, and the time when each became a holder of record; (f) upon request, exhibit or cause to be exhibited at all reasonable times to any Director such records of the issue, transfer and registration of the certificates for stock of the Corporation; (g) see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed; and (h) see that the duties prescribed by Section 6 of Article I of these Bylaws are performed. In general, the Secretary shall perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or the Board.

         10. Treasurer. If required by the Board, the Treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board shall determine. The Treasurer shall: (a) have charge and custody of, and be responsible for, all funds, securities, notes and valuable effects of the Corporation; (b) receive and give receipt for moneys due and payable to the Corporation from any sources whatsoever; (c) deposit all such moneys to the credit of the Corporation or otherwise as the Board or the President shall direct in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Article IV of these Bylaws; (d) cause such funds to be disbursed by checks or drafts on the authorized depositories of the Corporation signed as provided in Article IV of these Bylaws; (e) be responsible for the accuracy of the amounts of, and cause to be preserved proper vouchers for, all moneys so disbursed; (f) have the right to require from time to time reports or statements giving such information as he or she may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same; (g) render to the President or the Board, whenever they, respectively, shall request him or her so to do, an account of the financial condition of the Corporation and of all his or her transactions as Treasurer; and (h) upon request, exhibit or cause to be exhibited at all reasonable times the cash books and other records to the President or any of the directors of the Corporation. In general, the Treasurer shall perform all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or the Board.

         11. Assistant Officers. Any persons elected as assistant officers shall assist in the performance of the duties of the designated office and such other duties as shall be assigned to them by the Vice President, Secretary or Treasurer, as the case may be, or by the Board or the President.

         12. Chairman of the Board. The Chairman of the Board, if one shall have been appointed and be serving, shall preside at all meetings of the Board of Directors and meetings of stockholders and shall perform such other duties as may be assigned by the board. Except and unless otherwise provided by the Board, the Chairman of the Board shall not be an officer of the Corporation.

                                   ARTICLE IV

                         CONTRACTS, CHECKS, DRAFTS, BANK
                         -------------------------------
                   ACCOUNTS, SECURITIES OF OTHER CORPORATIONS
                   ------------------------------------------

         1. Execution of Contracts. Except as otherwise required by law or by these Bylaws, any contract or other instrument may be executed and delivered in the name of the Corporation and on its behalf by the President or a Vice President. In addition, the Board may authorize any other officer or officers or agent or agents to execute and deliver any contract or other instrument in the name of the Corporation and on its behalf, and such authority may be general or confined to specific instances as the Board may by resolution determine.

         2.  Attestation.  Any Vice President,  the Secretary,  or any Assistant
Secretary may attest the execution of any instrument or document by the President or any other duly authorized officer or agent of the Corporation and may affix the corporate seal, if any, in witness thereof, but neither such attestation nor the affixing of a corporate seal shall be requisite to the validity of any such document or instrument.

         3. Loans. Unless the Board shall otherwise determine, the President, acting together with any one of the following officers, to-wit: the Vice President, the Treasurer or the Secretary, may effect loans and advances at any time for the Corporation from any bank, trust company or other institution or from any firm or individual and, for such loans and advances, may make, execute and deliver promissory notes or other evidences of indebtedness of the Corporation, and may mortgage, pledge, hypothecate or otherwise transfer for security any property owned or held by the Corporation.

         4. Checks, Drafts. All checks, drafts, orders for the payment of money, bills of lading, warehouse receipts, obligations, bills of exchange and insurance certificates shall be signed or endorsed (except endorsements for collection for the account of the Corporation or for deposit to its credit, which shall be governed by the provisions of Section 5 of this Article IV) by such officer or officers or agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board.

         5. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board or the President shall direct in general or special accounts at such banks, trust companies, savings and loan associations, or other depositories as the Board may select or as may be selected by any officer or officers or agent or agents of the Corporation to whom power in that respect has been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer or agent of the Corporation. The Board may make such special rules and regulations with respect to such accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

         6. Proxies in Respect of Stock or Other Securities of Other Corporations. Unless otherwise provided by resolution adopted by the Board, the President or any Vice President may exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation, including without limitation the right to vote or consent with respect to such stock or other securities.

                                    ARTICLE V

                                      STOCK
                                      -----

         1. Certificates and Uncertificated Shares. Shares of the Corporation's capital stock may but need not be represented by certificates. The Board may authorize the issuance of some or all of the shares of any or all classes or series without certificates. Notwithstanding such authorization, every holder of uncertificated shares shall be entitled to receive a certificate representing such shares, which certificate shall be delivered or otherwise made available to a stockholder making a request therefor. Each share certificate shall be signed by one or more officers designated by the Board or, in the absence of such designation, the President or a Vice President and by the Secretary or an Assistant Secretary. The signatures of such officers upon such certificate may be facsimiles. If any officer who has signed or whose facsimile signature has been placed upon a certificate has ceased for any reason to be such officer prior to issuance of the certificate, the certificate may be issued with the same effect as if that person were such officer at the date of issue. All certificates for stock of the Corporation shall be consecutively numbered, shall state the number of shares represented thereby and shall otherwise be in such form as shall be determined by the Board, subject to such requirements as are imposed by the Delaware General Corporation Law. The names and addresses of the persons to whom the shares represented by certificates are issued shall be entered on the stock transfer books of the Corporation, together with the number of shares and the date of issue, and in the case of cancellation, the date of cancellation. Certificates surrendered to the Corporation for transfer shall be cancelled, and no new certificate shall be issued in exchange for such shares until the original certificate has been cancelled; except that in the case of a lost, destroyed or mutilated certificate, a new certificate may be issued therefor upon such terms and indemnity to the Corporation as the Board may prescribe.

         2. Transfers of Stock. Transfers of shares of stock of the Corporation shall be made on the stock transfer books of the Corporation only by the holder of record thereof or by his or her legal representative or attorney-in-fact, who shall furnish proper evidence of authority to transfer to the Secretary, or a transfer clerk or a transfer agent, and upon surrender of the certificate or certificates for such shares properly endorsed and payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

         3. Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for stock of the Corporation. The Board may appoint, or authorize any officer or officers or any committee to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

                                   ARTICLE VI

                                    DIVIDENDS
                                    ---------

         The Board may from time to time declare, and the Corporation may pay, dividends on its outstanding shares of stock in the manner and upon the terms and conditions provided in the Delaware General Corporation Law.

                                   ARTICLE VII

                    INDEMNIFICATION OF OFFICERS AND DIRECTORS
                    -----------------------------------------

         The Board of Directors of the Corporation shall have the power to:

                  (a) Indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Corporation and, with respect to any criminal action or proceedings, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interest of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

                  (b) Indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of the Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation; but no indemnification shall be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the Corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

                  (c) Indemnify a director, officer, employee or agent of the Corporation to the extent that such person has been successful on the merits in defense of any action, suit or proceeding referred to in Subparagraph (a) or (b) of this Article VIII, or in defense of any claim, issue or matter therein, against expenses (including attorneys' fees) actually and reasonably incurred in connection therewith.

                  (d) Authorize indemnification under Subparagraph (a) or (b) of this Article VII (unless ordered by a court) in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in said Subparagraph (a) or (b). Such determination shall be made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or, if such a quorum is not obtainable or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the stockholders.

                  (e) Authorize payment of expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding as authorized in Subparagraph (d) of this Article VII upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the Corporation as authorized in this Article VII.

                  (f) Purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VII.

                                  ARTICLE VIII

                                      SEAL
                                      ----

         A corporate seal shall not be requisite to the validity of any instrument executed by or on behalf of the Corporation. Nevertheless, if in any instance a corporate seal is used, the same shall bear the name of the Corporation.

                                   ARTICLE IX

                                   AMENDMENTS
                                   ----------

         These Bylaws may be repealed, altered or amended, and new Bylaws may be adopted, at any time only by the Board.

         ADOPTED by the Board of Directors of the Corporation at , this _____ day of _________________, 1998.




                                        ________________________________________
                                        _______________________, Secretary

                                                                       EXHIBIT F

                                     PART 13

                      UTAH REVISED BUSINESS CORPORATION ACT

                               DISSENTERS' RIGHTS


16-10a-1301.  DEFINITIONS.  For purposes of Part 13:

(1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporation action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-13020 through 16-10a-1328.

(4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporation action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

(5) "Interest" means interest from the effective date of the corporation action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.

(6) "Record shareholder" means the person in whose name shares are registered in the records of corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent that beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.

(7) "Shareholder" means the record shareholder or the beneficial shareholder.

16-10a-1302. RIGHT TO DISSENT. (1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

         (a) consummation of a plan of merger to which the corporation is a party if:

                  (i) shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or

                  (ii) the corporation is a subsidiary that is merged with its parent under Section 16-10a-1104;

         (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

         (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and

         (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).

(2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

(3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of corporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection
(4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:

         (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporation action is submitted to a vote;

         (b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or

         (c) the effective date of the corporation action if the corporate action is authorized other than by a vote of shareholders.

(4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:

         (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;

         (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal

Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;

         (c) cash in lieu of fractional shares; or

         (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.

(5) A shareholder is entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10a-1320. NOTICE OF DISSENTERS' RIGHTS. (1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that the shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by the subsection does not affect any action taken at the shareholders' meetings for which the notice was to have been given.

(2) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

16-10a-1321. DEMAND FOR PAYMENT - ELIGIBILITY AND NOTICE OF INTENT. If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

         (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

         (b) may not vote any of his shares in favor of the proposed action.

(2) If a proposed corporate action creating dissenters' rights under Section 16-10a-1032 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.

(3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(4) A shareholder who does not satisfy the requirement of Subsections (1) through (3) is not entitled to payment for shares under this part.

16-10a-1322. DISSENTERS' NOTICE. (1) If proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.

(2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:

         (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

         (b) state an address at which the corporation will receive payment demands and an address at which certificates for certified shares must be deposited;

         (c) inform holders of uncertified shares to what extent transfer of the shares will be restricted after the payment demand is received;

         (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made; and

         (e) set a date by which the corporation must receive the payment demand and by which certificates for certified shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection
(1) is given;

         (f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and

         (g) be accompanied by a copy of this part.

16-10a-1323. PROCEDURE TO DEMAND PAYMENT. (1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' right must, in accordance with the terms of the dissenters' notice:

         (a) cause the corporation to receive a payment demand, which may be the
payment  demand  form   contemplated  in  Subsection   16-10a-1322(2)(d),   duly
completed, or may be stated in another writing;

         (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and

         (c) if required by the corporation in the dissenters' notice described in Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under
Section 16-10a-1302.

(2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

(3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

16-10a-1324. UNCERTIFICATED SHARES. (1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.

(2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

16-10a-1325. PAYMENT. (1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.

(2) Each payment made pursuant to Subsection (1) must be accompanied by:

         (a) (i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;

         (B) an income statement for that year;

         (C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and

         (D) the latest available interim financial statements; if any;

                  (ii)  the  balance  sheet  and   statements   referred  to  in
Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;

                           (b) a statement of the corporation's  estimate of the
fair value of the shares and the amount of interest payable with respect to the shares;

                           (c) a statement  of the  dissenters'  right to demand
payment under Section 16-10a-1328;

                           (d) a copy of this part.

16-10a-1326. FAILURE TO TAKE ACTION. (1) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.

(2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

16-10a-1327. SPECIAL PROVISIONS TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION. (1) A corporation may, with the dissenters' notice given pursuant to Section 16-10a-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.

(2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).

16-10a-1328. PROCEDURE FOR SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER. (1) A dissenter who has not accepted an offer made by a corporation under Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325; if

         (a)  the  dissenter   believes  that  the  amount  paid  under  Section
16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;

         (b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or

         (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.

(2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection (1) within 30 days after the corporation made or offered payment for his shares.

16-10a-1330. JUDICIAL APPRAISAL OF SHARES - COURT ACTION. (1) If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in Subsection (1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make all dissenters who have satisfied the requirements of Section 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholder for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:

         (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or

         (b)  for  the  fair   value,   plus   interest,   of  the   dissenter's
after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.

16-10a-1331. COURT COSTS AND COUNSEL FEES. (1) The court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

         (a) against the  corporation  and in favor of any or all  dissenters if
the  court  finds  the  corporation  did  not  substantially   comply  with  the
requirements of Sections 16-10a-1320 through 16-10a-1328; or

         (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

(3) If the court finds that the service of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                         CHAMPION FINANCIAL CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR 1998 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 8, 1998

         The undersigned shareholder of CHAMPION FINANCIAL CORPORATION, a Utah corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of the Company, each dated August 24, 1998, and hereby appoints Stephen J. Carder and Gerald E. Finnell, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Shareholders of the Company, to be held on October 8, 1998 at 10:00 a.m., local time, at 8745 West Higgins Road, Suite 300, Chicago, Illinois, and at any adjournments thereof, and to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

         PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued, and to be signed and dated, on reverse side.)

The undersigned hereby directs this Proxy to be voted as follows:

PLEASE MARK YOUR VOTES IN THE FOLLOWING
MANNER, USING DARK INK ONLY:     [X]

                                                                FOR ALL NOMINEES       WITHHOLD
                                                              (except as marked to   ALL NOMINEES
                                                               the contrary below)
1.     Election of four (4) Directors to serve until their
       successors are elected and shall duly qualify.                 [ ]                 [ ]
       Nominees:  Stephen J. Carder; Gerald E. Finnell;
                      Gary L. Nielsen; John M. Donnell

       FOR, except vote withheld from the following
       nominee(s):________________________________________
       ___________________________________________________

                                                                   FOR     AGAINST    ABSTAIN
2.     Proposal to adopt the Company's 1998 Stock Option
       Plan.                                                       [ ]       [ ]        [ ]

3.     Proposal to adopt the 1998 Company's Employee Stock
       Purchase Plan.                                              [ ]       [ ]        [ ]

4.     Proposal to approve a reverse stock split of the
       Company's common stock.                                     [ ]       [ ]        [ ]

5.     Proposal to approve the reincorporation of the
       Company from Utah to Delaware as described in the           [ ]       [ ]        [ ]
       Company's Proxy Statement.

6.     Proposal to ratify selection of KPMG Peat Marwick
       LLP as independent auditors for the 1999 fiscal year.       [ ]       [ ]        [ ]

7.     Any other matter or matters which may properly come
       before the meeting or any adjournment or                    [ ]       [ ]        [ ]
       adjournments thereof.

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 and 6; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

         A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the power of said attorneys-in-fact hereunder.

         Dated: ___________________, 1998

         Signature(s)_______________________________________________

         This proxy should be dated, signed by the shareholder(s) exactly as his or her name appears herein, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate, if shares are held by joint tenants or as community property, both shareholders should sign.